UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

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Filed by a Party other than the Registrant

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Preliminary Proxy Statement
Confidential, for Use of the Commission Only (as permitted by Rule 14a‑6(e)(2))
☒	Definitive Proxy Statement
Definitive Additional Materials
Soliciting Material Pursuant to §240.14a‑11(c) or §240.14a‑2

ARTELO BIOSCIENCES, INC.
(Name of Registrant as Specified In Its Charter)

_________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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888 Prospect Street, Suite 210

La Jolla, CA 92037

NOTICE OF 2020 ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of Artelo Biosciences, Inc.:

Notice is hereby given that the 2020 Annual Meeting of Stockholders (the “Annual Meeting”) of Artelo Biosciences, Inc., a Nevada corporation, will be held on Friday, June 19, 2020 at 8:00 a.m., Pacific Time, via internet webcast, for the following purposes:

1.	To elect six directors, Gregory D. Gorgas, Connie Matsui, Steven Kelly, John W. Beck, R. Martin Emanuele, Ph.D., and Douglas Blayney, M.D., for a one-year term to expire at the 2021 Annual Meeting of Stockholders, or until their successors are duly elected and qualified or until their earlier resignation or removal;

2.	To amend the Company’s 2018 Equity Incentive Plan (the “2018 Plan”) to increase the number of shares of common stock reserved for issuance thereunder by 425,000 shares;

3.	To amend the 2018 Plan to add a provision that provides for automatic annual increases to the number of shares reserved for issuance under the 2018 Plan;

4.	To ratify the appointment of MaloneBailey, LLP as our independent registered public accounting firm for the fiscal year ending August 31, 2020; and

5.	To transact such other business as may be properly brought before the Annual Meeting or any adjournments or postponements thereof.

The Annual Meeting will be a completely virtual meeting of stockholders. To participate, vote or submit questions during the Annual Meeting via live webcast, please visit www.virtualshareholdermeeting.com/ARTL2020. You will not be able to attend the Annual Meeting in person.

We have also elected to provide access to our proxy materials over the internet under the Securities and Exchange Commission’s (the “SEC”) “notice and access” rules. We believe these rules allow us to provide you with the information you need while reducing our delivery costs and the environmental impact of the Annual Meeting. Our Board of Directors has fixed the close of business on April 27, 2020 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and at any adjournment or postponement thereof. Our proxy materials were first sent or made available on May 8, 2020 to all stockholders as of the record date.

Whether or not you expect to attend the Annual Meeting via live webcast, please vote at your earliest convenience. You may vote over the internet, by telephone or, if you request to receive printed proxy materials, by mailing a proxy or voting instruction card. You may also vote your shares during the Annual Meeting. Submitting your proxy in advance of the Annual Meeting will not prevent you from voting your shares during the Annual Meeting, as your proxy is revocable at your option as described in the proxy statement accompanying this notice. Please review the instructions regarding each of your voting options described in the proxy statement, as well as in the Notice of Internet Availability of Proxy Materials or proxy card you received by mail.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The proxy statement, the accompanying materials and our 2019 Annual Report and any amendments thereto are being mailed on or about May 8, 2020 to all stockholders entitled to vote at the annual meeting. A copy of our proxy statement and our 2019 annual report and any amendments thereto are also posted on www.proxyvote.com and are available from the SEC on its website at www.sec.gov.

By Order of the Board of Directors,

By:	/s/ Gregory D. Gorgas
Gregory D. Gorgas
President and Chief Executive Officer

La Jolla, California

May 8, 2020

ARTELO BIOSCIENCES, INC

Page
General Information	1
Security Ownership of Certain Beneficial Owners and Management	6
Corporate Governance	7
Executive Officers	12
Executive Compensation	13
Proposal 1 – Election of Directors	15
Proposal 2 – Approval of Amendment to the 2018 Equity Incentive Plan to Increase the Number of Shares of Issuable Under the 2018 Equity Incentive Plan	18
Proposal 3 – Approval of Amendment to the 2018 Equity Incentive Plan to Add a Provision Providing for Automatic Annual Increases to the Number of Shares Reserved for Issuance Thereunder	20
Proposal 4 – Ratification Of Independent Registered Public Accounting Firm	27
Report of the Audit Committee	28
Certain Relationships and Related Transactions	29
Equity Compensation Plan Information	32
Other Matters	33

888 Prospect Street, Suite 210

La Jolla, CA 92037

2020 PROXY STATEMENT

General Information

The Board of Directors (the “Board”) of Artelo Biosciences, Inc., a Nevada corporation (“Artelo,” “Artelo Biosciences,” “the company,” “we,” “us” or “our”), has made these proxy materials available to you on the internet or, upon your request, has delivered these proxy materials to you in connection with the solicitation of proxies for use at the 2020 Annual Meeting of Stockholders (the “Annual Meeting”). The Annual Meeting will be held live via internet webcast on Friday, June 19, 2020 at 8:00 a.m., Pacific Time, or at any adjournment or postponement thereof, for the purposes stated herein. These proxy materials were first sent or given on May 8, 2020 to all stockholders as of the record date.

Internet Availability of Proxy Materials

Under rules adopted by the Securities and Exchange Commission (the “SEC”), we may furnish proxy materials, including this proxy statement and our Annual Report on Form 10-K for the year ended August 31, 2019 filed with the SEC on November 25, 2019, and our Annual Report on Form 10-K/A filed with the SEC on December 18, 2019 (together, the “2019 Annual Report”), to our stockholders by providing access to such documents on the internet instead of mailing printed copies. Most of you will not receive printed copies of the proxy materials unless you request them. Instead, the Notice of Internet Availability of Proxy Materials (the “Notice”), which was mailed to most of you, will instruct you as to how you may access and review all of the proxy materials on the internet. The Notice also instructs you as to how you may submit your proxy on the internet. If you would like to receive printed copies of our proxy materials by mail, please follow the instructions in the Notice for requesting such materials. If you request printed copies of the proxy materials by mail, the materials you receive will include the proxy card or voting instruction form for the Annual Meeting. The proxy materials are available to view and download at www.proxyvote.com. We also encourage you to review our 2019 Annual Report available on our website at https://ir.artelobio.com/.

Virtual Annual Meeting

We are embracing technology to provide expanded access, improved communication, reduced environmental impact and cost savings for our stockholders and the Company. Hosting a virtual meeting enables increased stockholder attendance and participation since stockholders can participate and ask questions from any location around the world, and provides us an opportunity to give thoughtful responses. In addition, we intend that the virtual meeting format provide stockholders a similar level of transparency to the traditional in-person meeting format, and we take steps to ensure such an experience. Our stockholders will be afforded the same opportunities to participate at the virtual Annual Meeting as they would at an in-person annual meeting of stockholders.

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Participating in the Annual Meeting

We will host the Annual Meeting live via internet webcast. You will not be able to attend the Annual Meeting in person. A summary of the information you need in order to attend the Annual Meeting online is provided below:

•

Any stockholder may listen to the Annual Meeting and participate live via the internet at www.virtualshareholdermeeting.com/ARTL2020. The live internet webcast will begin on Friday, June 19, 2020 at 8:00 a.m., Pacific Time.

•	Stockholders may vote and submit questions during the Annual Meeting live via the internet.

•

To enter the meeting, please have your 16-digit control number, which is available on the Notice or, if you received a printed copy of the proxy materials, your proxy card. If you do not have your 16-digit control number, you will be able to listen to the meeting only. You will not be able to vote or submit questions during the meeting.

•

We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting or submitting questions. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the Annual Meeting log-in page.

•	Instructions regarding how to connect and participate live via the internet, including how to demonstrate proof of stock ownership, are posted at www.virtualshareholdermeeting.com/ARTL2020.

Voting Rights and Outstanding Shares

Only stockholders that owned our common stock at the close of business on April 27, 2020, the record date for the Annual Meeting, are entitled to notice of, and to vote at, the Annual Meeting. On the record date, 3,427,399 shares of our common stock were outstanding. Each share of our common stock that you own entitles you to one vote on each matter to be voted upon at the Annual Meeting. We will have a quorum to conduct the business of the Annual Meeting if the holders of a majority of the outstanding shares of our common stock entitled to vote are present, in person via the internet webcast or by proxy. Abstentions and broker non-votes (i.e., shares of common stock held by a broker, bank or other agent that are represented at the meeting, but which the broker, bank or other agent is not empowered to vote on a particular proposal) will be counted for purposes of determining whether a quorum is present at the Annual Meeting.

Proposals for the Annual Meeting

There are four (4) proposals scheduled to be voted on at the Annual Meeting:

•

Elect six directors, Gregory D. Gorgas, Connie Matsui, Steven Kelly, John W. Beck, R. Martin Emanuele, and Douglas Blayney, for a one-year term to expire at the 2021 Annual Meeting of Stockholders, or until their successors are duly elected and qualified or until their earlier resignation or removal;

•	An amendment to the Company’s 2018 Equity Incentive Plan to increase the number of shares of common stock reserved for issuance thereunder by 425,000 shares;

•	An amendment to the Company’s 2018 Equity Incentive Plan to add a provision that provides for automatic annual increases to the number of shares reserved for issuance under the 2018 Plan; and

•	Ratify the appointment of MaloneBailey, LLP as our independent registered public accounting firm for the fiscal year ending August 31, 2020.

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Voting Requirements to Approve Each Proposal

Proposal 1 – Election of Directors. Directors are elected by a majority of the votes present in person via the internet webcast or represented by proxy and entitled to vote at a meeting at which a quorum is present. If a quorum is present, each nominee for director may be approved by the affirmative vote of a majority of the shares present in person or by proxy and entitled to vote at a meeting at which a quorum is present. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on each individual nominee in this proposal. Abstentions are deemed to be votes cast and have the same effect as a vote against the proposal. Broker non-votes are not deemed to be votes cast, are not included in the tabulation of voting results on this proposal, and will not affect the outcome of voting on this proposal.

Proposal 2 – Amendment to the Company’s 2018 Equity Incentive Plan to Increase the Number of Shares Issuable Under the 2018 Equity Incentive Plan. The affirmative “FOR” vote of a majority of shares of our common stock present live via the internet or represented by proxy at the annual meeting and entitled to vote thereon is required to approve an amendment to the Company’s 2018 Equity Incentive Plan to increase the number of shares of common stock reserved for issuance thereunder by 425,000 shares. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal. Abstentions are deemed to be votes cast and have the same effect as a vote against the proposal. Broker non-votes are not deemed to be votes cast, are not included in the tabulation of voting results on this proposal, and will not affect the outcome of voting on this proposal.

Proposal 3 – Amendment to the Company’s 2018 Equity Incentive Plan to Add a Provision to Provide for Automatic Annual Increases to the Number of Shares Reserved Thereunder. The affirmative “FOR” vote of a majority of shares of our common stock present live via the internet or represented by proxy at the annual meeting and entitled to vote thereon is required to approve an amendment to the Company’s 2018 Equity Incentive Plan to add a provision that provides for automatic annual increases to the number of shares reserved for issuance under the 2018 Plan. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal. Abstentions are deemed to be votes cast and have the same effect as a vote against the proposal. Broker non-votes are not deemed to be votes cast, are not included in the tabulation of voting results on this proposal, and will not affect the outcome of voting on this proposal.

Proposal 4 – Ratification of the Appointment of MaloneBailey, LLP. The proposal to ratify the appointment of MaloneBailey, LLP as our independent registered public accounting firm for the fiscal year ending August 31, 2020 may be approved by the affirmative vote of a majority of the shares present in person or by proxy and entitled to vote at a meeting at which a quorum is present. Abstentions are deemed to be votes cast and have the same effect as votes “AGAINST” the proposal. This proposal is considered a routine or “discretionary” matter on which your broker, bank or other agent will be able to vote on your behalf even if it does not receive instructions from you; therefore, no broker non-votes are expected to exist in connection with this proposal.

Voting Shares Registered in Your Name

If you are a stockholder of record, you may vote in one of four ways:

•

Vote via the internet. You may submit a proxy over the Internet at www.proxyvote.com 24 hours a day, seven days a week. You will need the 16-digit control number included on your Notice of Internet Availability or your proxy card (if you received a printed copy of the proxy materials);

•

Vote by telephone. You may submit a proxy using a touch-tone telephone by calling 1‑800‑690‑6903, 24 hours a day, seven days a week. You will need the 16-digit control number included on your Notice of Internet Availability or your proxy card (if you received a printed copy of the proxy materials);

•

Vote by Mail. If you received printed proxy materials, you may direct how your shares are voted at the Annual Meeting by completing, signing, and dating each proxy card received and returning it in the prepaid envelope. Sign your name exactly as it appears on the proxy card. Your completed, signed and dated proxy card must be received prior to the Annual Meeting; or

•	Vote during the Annual Meeting live via the internet by following the instructions posted at www.virtualshareholdermeeting.com/ARTL2020.

Votes submitted via the internet or by telephone must be received by 11:59 p.m., Eastern Time, on June 18, 2020. Submitting your proxy via the internet, by telephone or by mail will not affect your right to vote during the Annual Meeting live via the internet. For additional information, please see “Revocability of Proxies” below.

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Voting Shares Registered in the Name of a Broker, Bank or Other Agent

Most beneficial owners holding stock in “street name” will receive instructions for voting their shares from their broker, bank or other agent. A number of brokers and banks participate in a program provided through Broadridge Financial Solutions, Inc. (“Broadridge”) that allows stockholders to grant their proxy to vote shares by means of the telephone or internet. If your shares are held in an account with a broker or bank participating in the Broadridge program, you may vote by telephone by calling the number shown on the voting instruction form received from your broker or bank, or you may vote via the internet at Broadridge’s website at http://www.proxyvote.com and use your control number and other information as requested. However, since you are not the stockholder of record, you may not vote your shares live via the internet by following the instructions posted at www.virtualshareholdermeeting.com/ARTL2020 unless you obtain a valid proxy from your broker, bank or other nominee.

Revocability of Proxies

If you are a stockholder of record, once you have submitted your proxy by mail, telephone or internet, you may revoke it at any time before it is voted at the Annual Meeting. You may revoke your proxy in any one of the following three ways:

•	You may submit another proxy marked with a later date (which automatically revokes your earlier proxy) by mail or telephone or via the internet by the applicable deadline as described above;

•	You may provide written notice that you wish to revoke your proxy to our Secretary at Artelo Biosciences, Inc., Attn: Secretary, 888 Prospect Street, Suite 210, La Jolla, California 92037 by no later than the close of business on Thursday, June 18, 2020; or

•	You may attend the Annual Meeting and submit your vote live via the internet. Attendance at the Annual Meeting live via the internet will not, by itself, cause your previously granted proxy to be revoked.

If you are a beneficial owner holding shares in “street name,” you may change your vote by submitting new voting instructions to your broker, bank or other agent in accordance with the instructions they provided (see “Voting Shares Registered in the Name of a Broker, Bank or Other Agent” above).

Tabulation of Votes

A representative from Broadridge will act as inspector of elections and tabulate the votes at the Annual Meeting. All shares represented by valid proxies received before the Annual Meeting will be voted. If you submit a valid proxy containing instructions regarding how to vote with respect to any matter to be acted upon, your shares will be voted in accordance with those instructions. If you submit a valid proxy with no instructions, then your shares will be voted by the individuals we have designated as proxies for the Annual Meeting in the following manner:

•	“FOR” the election of each of the six (6) nominees for director named in this proxy statement;

•	“FOR” the amendment to the Company’s 2018 Plan to increase the number of shares of common stock reserved for issuance thereunder by 425,000 shares;

•	“FOR” the amendment to the Company’s 2018 Plan to add a provision that provides for automatic annual increases to the number of shares reserved for issuance under the 2018 Plan; and

•	“FOR” the ratification of the appointment of MaloneBailey, LLP as our independent registered public accounting firm for our fiscal year ending August 31, 2020.

In addition, the individuals that we have designated as proxies for the Annual Meeting will have discretionary authority to vote your shares with respect to any other business that may properly come before the Annual Meeting or any adjournment or postponement thereof.

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Voting Results

Preliminary voting results are expected to be announced at the Annual Meeting. Voting results will be tallied by the inspector of elections and reported in a Current Report on Form 8-K (the “Form 8-K”) that we will file with the SEC within four business days of the Annual Meeting. If the voting results reported in the Form 8-K are preliminary, we will subsequently file an amendment to the Form 8-K to report the final voting results within four business days of the date on which the final voting results are known.

Proxy Solicitation

This proxy solicitation is made by the Board and we will bear the entire cost of soliciting proxies for the Annual Meeting, including costs associated with the preparation, assembly, printing and mailing of the proxy materials and any additional information furnished to stockholders. We will provide copies of the proxy materials to brokers, banks and other agents holding shares of our common stock in their name for the benefit of others for forwarding to the beneficial owners. We may reimburse such brokers, banks or other agents for their costs associated with forwarding the proxy materials to the beneficial owners. We have retained Broadridge to assist with the solicitation of proxies and provide related advice and informational support, for a services fee, plus customary disbursements, which are not expected to exceed $20,000 in total. Proxy solicitations will be made primarily through the mail, but may be supplemented by telephone, email, or other electronic means by Broadridge, or by our directors, executive officers, employees or other agents without additional compensation to such individuals.

Householding of Proxy Materials

The SEC has adopted rules that permit brokers, banks and other agents to satisfy the delivery requirements for proxy statements and annual reports, or notice of their availability, by delivering a single proxy statement and annual report to two or more stockholders sharing the same address. This process, which is commonly referred to as “householding,” can provide added convenience for our stockholders and additional cost savings for us.

This year, a number of brokers, banks and other agents with account holders who are our stockholders will be “householding” our proxy materials. A single proxy statement and annual report will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker, bank or other agent that they will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent to the householding of communications. If at any time you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report or notice of availability, please either (i) notify your broker, bank or other agent, (ii) direct your written request to Artelo Biosciences, Inc., Attn: Investor Relations, 888 Prospect Street, Suite 210, La Jolla, California 92037, or (iii) contact us by phone at (760) 943-1689. Upon receipt of any such written or oral request, we undertake to promptly deliver free of charge a separate copy of the proxy statement, annual report and/or notice of availability, as applicable, to a stockholder at a shared address to which a single copy of these documents was delivered. Stockholders who currently receive multiple copies of the proxy statement and annual report, or notices of availability, at their address and would like to request householding of their communications should notify their broker, bank or other agent.

Stockholder Proposals for the 2021 Annual Meeting of Stockholders

Stockholders may present proper proposals for inclusion in our proxy statement and for consideration at our next annual meeting of stockholders by submitting their proposals in writing to our Secretary in a timely manner, as described below.

For a stockholder proposal, other than a proposal for the nomination of directors, to be considered for inclusion in our proxy statement for the 2021 Annual Meeting of Stockholders, our Secretary must receive the written proposal at our principal executive offices no later than January 8, 2021; provided, however, that in the event we hold the 2021 Annual Meeting of Stockholders more than 30 days before or after the one-year anniversary of the Annual Meeting, we will disclose the new deadline by which stockholder proposals must be received in our earliest possible Quarterly Report on Form 10-Q or, if impracticable, by any means reasonably calculated to inform stockholders. In addition to being timely submitted, stockholder proposals must otherwise comply with the requirements of Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Proposals should be addressed to: Artelo Biosciences, Inc., Attn: Secretary, 888 Prospect Street, Suite 210, La Jolla, California 92037.

While the Board will consider stockholder proposals, including proposals for the nomination of directors, we reserve the right to omit from our proxy statement for the 2021 Annual Meeting of Stockholders proposals that we are not required to include under the Exchange Act, including Rule 14a-8 thereunder. Stockholders are advised to review our bylaws for additional information regarding other matters, and procedures related to such matters, that may be considered at an annual meeting of stockholders.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table presents certain information with respect to the beneficial ownership of our common stock as of April 27, 2020 by (i) each person we know to be the beneficial owner of 5% or more of our outstanding shares of common stock, (ii) each named executive officer and director and (iii) all executive officers and directors as a group. Information with respect to beneficial ownership is based on a review of our stock transfer records and on the Schedules 13D and 13G that have been filed with the SEC by or on behalf of the stockholders listed below. Except as indicated by the footnotes below, we believe, based on the information available to us, that the persons named in the table below have sole voting and investment power with respect to all shares of common stock that they beneficially own, subject to applicable community property laws.

Percentage of beneficial ownership is calculated based on 3,427,399 shares of common stock outstanding on April 27, 2020. We have determined beneficial ownership in accordance with SEC rules. In computing the number of shares of common stock beneficially owned by a person and the percentage ownership of that person, we deemed as outstanding shares of common stock subject to stock options held by that person that are currently exercisable or exercisable within 60 days of April 27, 2020. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person. Except otherwise indicated in the footnotes below, the address of each beneficial owner listed in the table is Artelo Biosciences, Inc., 888 Prospect Street, Suite 210, La Jolla, California 92037.

	Number of	Number of Shares Subject to Options Exercisable	Total Shares Beneficially Owned
Name of Beneficial Owner	Shares Held	within 60 Days	Number	%
Directors and Executive Officers
Gregory D. Gorgas (1)	253,809	32,577	286,386	8.36%
Connie Matsui (2)	15,000	26,500	41,500	1.21%
Steven Kelly (3)	12,500	22,250	34,750	1.01%
Douglas Blayney (40)	12,500	18,000	30,500	*
R. Martin Emanuele (5)	12,500	24,720	37,220	1.09%
John W. Beck (6)	-	7,500	7,500	*
All Directors and Executive Officers as a Group (6 Persons)	306,309	131,547	437,856	12.78%
5% Stockholders
David Moss (7)	208,192	40,866	249,058	7.27%
Peter O’Brien (8)	345,000	-	345,000	10.07%

________________

*	Less than one percent.
(1)

Consists of 253,809 shares held by Gregory Gorgas, options to purchase 14,067 shares of common stock that are exercisable within 60 days of April 27, 2020 and warrants to purchase 18,510 shares of common stock that are exercisable within 60 days of April 27, 2020.

(2)	Consists of 15,000 shares held by Connie Matsui and options to purchase 26,500 shares of common stock that are exercisable within 60 days of April 27, 2020.
(3)	Consists of 12,500 shares held by Steven Kelly and options to purchase 22,250 shares of common stock that are exercisable within 60 days of April 27, 2020.
(4)	Consists of 12,500 shares held by Douglas Blayney, M.D. and options to purchase 18,000 shares of common stock that are exercisable within 60 days of April 27, 2020.
(5)	Consists of 12,500 shares held by R. Marty Emanuele, Ph.D. and options to purchase 24,720 shares of common stock that are exercisable within 60 days of April 27, 2020.
(6)	Consists of options to purchase 7,500 shares of common stock that are exercisable within 60 days of April 27 held by John W. Beck.
(7)	Consists of 208,192 shares held by David Moss and warrants to purchase 40,866 shares of common stock that are exercisable within 60 days of April 27, 2020.
(8)	Consists of 337,500 shares held by Peter O’Brien and 7,500 shares held by Blackrock Ventures, Ltd., an entity owned by Peter O’Brien.

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CORPORATE GOVERNANCE

Director Independence

Our Board has undertaken a review of the independence of the directors and considered whether any director has a material relationship with us that could compromise his or her ability to exercise independent judgment in carrying out his or her responsibilities. As a result of this review, our Board has determined that Ms. Matsui, Dr. Blayney, Mr. Kelly, Dr. Emanuele and Mr. Beck representing five of our six directors, are “independent directors” as defined under the rules of the Nasdaq Capital Market (the “Nasdaq”). Mr. Gorgas is not considered independent due to his service as an executive officer of the Company.

In determining whether directors were independent under Nasdaq rules, the Board considered the matters discussed in the section entitled “Certain Relationships and Related Transactions” below. There are no family relationships between any of our directors and executive officers. There are currently no legal proceedings, and during the past ten years there have been no legal proceedings, that are material to the evaluation or the ability or integrity of any of our directors or director nominees.

Leadership Structure of the Board of Directors

The Board has the following general leadership structure:

•	The positions of Chief Executive Officer and Chair of the Board are separate but may be held by the same individual. The positions of Chief Executive Officer and Chair of the Board are currently held by Mr. Gorgas and Ms. Matsui, respectively.

•	The Chair of the Board presides at meetings of the Board and, so long as the Chair of the Board is an independent director, also presides at executive sessions of the non-management and/or independent directors.

•	If the Chair of the Board is not an independent director, the independent directors will appoint one independent director to serve as “lead independent director.” In that scenario, the lead independent director will preside at executive sessions of the non-management and/or independent directors, preside at meetings of the Board in the absence of the Chair of the Board, review agendas for meetings of the Board with the Chief Executive Officer and Chair of the Board, and assume such other functions as the Board may deem appropriate.

•	The Chief Executive Officer and the Chair of the Board jointly establish the agenda for each meeting of the Board, though any director may request the inclusion of items on the agenda.

Ms. Matsui currently serves as Chair of the Board and is an independent director, thus, the Board does not currently have a lead independent director. The Board has determined that this leadership structure, specifically the separation of the Chief Executive Officer and Chair of the Board positions, is appropriate for our company because, in the judgment of the Board, an independent Chair of the Board (or lead independent director, if the Chair of the Board is not an independent director) is best positioned to express to management the views of the Board (and, particularly, the independent directors) and to provide constructive feedback to the Chief Executive Officer regarding management’s performance.

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Board Committees

The Board has an Audit Committee, a Compensation Committee, and a Corporate Governance and Nominating Committee. These committees operate under written charters, which are available on our website at http://www.artelobio.com under “Investors—Governance.” The Board has determined that all members of these committees satisfy the applicable independence requirements under Nasdaq rules. The current members of the committees are identified in the table below.

Director	Audit Committee	Compensation Committee	Corporate Governance and Nominating Committee
Gregory D. Gorgas	—	—	—
Connie Matsui	Member	Member	—
Steven Kelly	Member	Chair	—
John W. Beck	Chair	—	—
R. M. Emanuele, Ph.D.	—	—	Member
Douglas Blayney, M.D.	—	—	Chair

The Audit Committee is responsible primarily for overseeing (i) the services provided by our independent registered public accounting firm, (ii) the integrity of our financial statements and internal control over financial reporting, and (iii) risk management, internal audit and our compliance with legal and regulatory requirements. Mr. Beck, the Chair of the Audit Committee, has been determined by the Board to be an audit committee financial expert. For fiscal year ending August 31, 2019, the Audit Committee held five (5) meetings.

The Compensation Committee is responsible primarily for evaluating and approving all compensation plans, policies and programs as they affect our executive officers, administering our equity compensation plans, and reviewing the compensation of the Board. For fiscal year ending August 31, 2019, the Compensation Committee held two (2) meetings.

The Corporate Governance and Nominating Committee is responsible primarily for identifying, evaluating and recommending to the Board nominees for election or appointment to the Board and committees of the Board, evaluating the performance and independence of the Board and of individual directors, and evaluating the adequacy of our corporate governance practices. For fiscal year ending August 31, 2019, the Corporate Governance and Nominating Committee held one (1) meeting.

Meetings of the Board of Directors and Board Committees

The Board has regularly scheduled meetings at least quarterly. Our independent directors hold executive sessions without management present at least once per quarter. For fiscal year ending August 31, 2019, the Board held four (4) meetings. Each director attended at least 75% of the aggregate number of meetings held by the Board and all applicable committees of the Board during the period that he or she served. It is our policy to encourage members of the Board to attend our annual meetings of stockholders.

Role of the Board of Directors in Risk Oversight

Management is responsible for day-to-day risk management at our company. The role of the Board is to provide oversight of the processes designed to identify, assess and monitor key risks and risk mitigation activities. The Board fulfills its risk oversight responsibilities through (i) the receipt of reports directly from management and (ii) the receipt of reports from each committee chair regarding such committee’s oversight of specific risk topics.

Delegation of Risk Oversight

The Board has delegated oversight of specific risk areas to its committees. For example, the Audit Committee is tasked with overseeing risk management at our company with respect to financial matters and the adequacy of our internal control over financial reporting. Pursuant to its charter, the Audit Committee is required, among other things, to discuss with management our policies with respect to risk assessment and risk management, including guidelines and procedures to govern the process by which risk assessment and risk management are handled, and to review our major risk exposures and the steps management has taken to monitor, control and report such exposures. The Audit Committee typically has these discussions with management at least once per quarter, and the Chair of the Audit Committee subsequently reports on these discussions to the full Board. Similarly, the Compensation Committee assists the Board in overseeing risks arising from our compensation policies and practices, and the Corporate Governance and Nominating Committee assists the Board in overseeing risks associated with corporate governance, director and executive officer succession planning, board membership and board structure. The Board then discusses significant risk management issues with the Chief Executive Officer and recommends appropriate action.

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Communications with the Board of Directors

The Company’s contact information is available on our website at https://artelobio.com/ under the “Investors” tab. Interested parties may send communications to the non-management members of the Board. Communications to the Board must be in writing and sent care of the Secretary by mail to our offices 888 Prospect Street, Suite 210, La Jolla California 92037. This centralized process will assist the Board in reviewing and responding to stockholder and interested party communications in an appropriate manner. The name of any specific intended recipient should be noted in the communication. All communications must be accompanied by the following information:

•	if the person submitting the communication is a security holder, a statement of the type and amount of securities of our company the person holds;

•	if the person submitting the communication is not a security holder and is submitting the communication to the non-management directors as an interested party, the nature of the person’s interest in our company;

•	any special interest, meaning an interest not in the capacity of a stockholder of our company, of the person in the subject matter of the communication; and

•	the address, telephone number and e-mail address, if any, of the person submitting the communication.

Communications should be addressed to the attention of the Secretary and should not exceed 500 words in length, excluding the information required to accompany the communication as described above. The Board has instructed the Secretary to forward such correspondence to the Board.

Consideration of Director Nominees

Director Qualifications

The Corporate Governance and Nominating Committee evaluates all incumbent, replacement or additional nominees for election as directors, taking into account (i) all factors the committee considers appropriate, which may include career specialization, relevant technical skills or financial acumen, diversity of viewpoint and industry knowledge, and (ii) the following minimum qualifications:

•	Each director nominee must have displayed the highest personal and professional ethics, integrity and values, and sound business judgment;

•

Each director must be highly accomplished in his or her respective field, with superior credentials and recognition and broad experience at the administrative and/or policy making level in business, government, education, technology or public interest;

•	Each director must have relevant expertise and experience, and be able to offer advice and guidance to the Chief Executive Officer based on that expertise and experience;

•	Each director must be able to represent all of our stockholders and be committed to enhancing long-term stockholder value; and

•	Each director must have sufficient time available to devote to activities of the Board and to enhance his or her knowledge of our business.

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In determining whether to recommend a director for re-election to the Board, the Corporate Governance and Nominating Committee also considers the director’s past attendance at meetings and participation in and contributions to the activities of the Board and any applicable committees of the Board.

The Nominating and Governance Committee does not have a formal policy governing the consideration of diversity in identifying nominees for director.

Stockholder Recommendations and Nominees

The Corporate Governance and Nominating Committee has not received director candidate recommendations from our stockholders and does not have a formal policy regarding consideration of such recommendations. The Board believes this is appropriate, as any recommendations received from stockholders will be evaluated in the same manner as potential nominees suggested by members of the Board or management. Stockholders wishing to recommend a candidate for director should write to our Secretary at Artelo Biosciences, Inc., Attn: Secretary, 888 Prospect Street, Suite 210, La Jolla, California 92037.

To be considered, the recommendation of a director candidate must include the following written information: (i) the stockholder’s name and contact information; (ii) a statement that the writer is a stockholder and is proposing a candidate for consideration by the Corporate Governance and Nominating Committee; (iii) the name of, and contact information for, the candidate and a statement that the candidate is willing to be considered and serve as a director, if nominated and elected; (iv) a statement of the candidate’s business, educational experience and qualifications; (v) information regarding each of the factors listed under “Director Qualifications” above sufficient to enable the Corporate Governance and Nominating Committee to evaluate the candidate; (vi) a statement of the value that the candidate would add to the Board; (vii) a statement detailing any relationship between the candidate and any customer, supplier or competitor of our company; (viii) detailed information about any relationship or understanding between the proposing stockholder and the candidate; and (ix) a list of three character references, including complete contact information for such references. To give the Corporate Governance and Nominating Committee sufficient time to evaluate a recommended director candidate for the 2021 Annual Meeting of Stockholders, the recommendation should be received by our Secretary at our principal executive offices no later than January 8, 2021 which is the 120th calendar day before the first anniversary of the date our proxy statement was mailed to stockholders in connection with the Annual Meeting.

Identification and Evaluation of Nominees for Director

The Corporate Governance and Nominating Committee uses a variety of methods for identifying and evaluating nominees for director. The Corporate Governance and Nominating Committee regularly assesses the appropriate size and composition of the Board, the needs of the Board and each committee of the Board, and the qualifications of candidates in light of these needs. Candidates may come to the attention of the Corporate Governance and Nominating Committee through stockholders, management, current members of the Board or search firms. The evaluation of these candidates may be based solely upon information provided to the Corporate Governance and Nominating Committee or may also include discussions with persons familiar with the candidate, an interview of the candidate or other actions the Corporate Governance and Nominating Committee deems appropriate, including the use of third parties to review candidates.

Code of Ethics

We have adopted a written Code of Ethics applicable to the Board and our officers and employees, including our principal executive officer, principal financial officer and principal accounting officer, in accordance with the rules of the Nasdaq and the SEC. The Code of Ethics is available on our website at http://www.artelobio.com under “Investors —Governance.”

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Compensation Committee Interlocks and Insider Participation

During fiscal year 2019, no executive officer of our company (i) served as a member of the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served on our Compensation Committee, (ii) served as a director of another entity, one of whose executive officers served on our Compensation Committee, or (iii) served as a member of the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served as a director of our company.

Director Compensation

The following table presents compensation information for our non-employee directors for fiscal year 2019.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)

Connie Matsui	0	0	48,780	0	0	0	48,780

Douglas Blayney, M.D.	0	0	33,134	0	0	0	33,134

Georgia Erbez*	0	0	40,957	0	0	0	40,957

R. Martin Emanuele, Ph.D.	0	0	32,213	0	0	0	32,213

Steven Kelly	0	0	40,957	0	0	0	40,957

_____________

*	On December 2, 2019, Georgia Erbez resigned from the Board of Directors and on December 6, 2019, John W. Beck was appointed to the Board of Directors.

The stock options issued in the above table were options granted on August 29, 2019 to purchase shares of the Company’s common stock at an exercise price of $1.99 with an expiration date of August 29, 2029. The stock options vest on the earlier of six months after issuance or the date immediately preceding the 2020 annual meeting of stockholders.

Non-Employee Director Compensation Policy

We intend to compensate our Board members at a rate of $15,000-$20,000 per year beginning in their second year of service and at a rate of $20,000-$30,000 each year thereafter, subject to Board approval. To date, we have not yet done so and the options awards to our Directors in 2019 were in lieu of cash payments for their service to our Company. We have agreed to reimburse Board members for any reasonable expenses incurred by them in connection with any travel requested by and on behalf of our Company.

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The following table presents the total number of shares subject to either options outstanding or restricted stock awards, as well as the number of shares subject to vested exercisable options, for each non-employee director as of August 31, 2019.

Director	Total Number of Options Outstanding or Restricted Stock Awards	Number of Vested Exercisable Options/Restricted Stock Awards
Connie Matsui	41,500	7,500
Steven Kelly	34,750	6,250
Georgia Erbez	34,750	3,125
R. Martin Emanuele, Ph.D	42,500	8,590
Douglas Blayney, M.D	30,500	6,250

_______________

*	On December 2, 2019, Georgia Erbez resigned from the Board of Directors and on December 6, 2019, John W. Beck was appointed to the Board of Directors.

EXECUTIVE OFFICERS

Our executive officers are appointed by, and serve at the discretion of, the Board. Each executive officer is a full-time employee of Artelo. The names of our executive officers and their ages, titles and biographies are set forth below:

Name	Age	Position
Gregory D. Gorgas	57	President, Chief Executive Officer, Chief Financial Officer, Secretary and Director

Gregory D. Gorgas. Please see biography in “Proposal 1” section below.

None of our executive officers has any family relationships with any of our other executive officers or directors. There currently are no legal proceedings, and during the past ten years there have been no legal proceedings, that are material to the evaluation of the ability or integrity of any of our executive officers.

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EXECUTIVE COMPENSATION

Summary Compensation Table

The following table summarizes the total compensation earned by our NEO for 2019 and 2018.

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Changes in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Gregory D. Gorgas	2019	209,369	150,480	—	138,058	—	—	—	497,907
President, CEO, CFO, Secretary, Treasurer and Director	2018	74,840	—	—	—	—	—	—	74,840

______________

(1)	This bonus was earned, but it has not yet been paid.

Outstanding Equity Awards at Fiscal Year End

	Option awards
Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Option exercise price ($)	Option expiration date
Gregory D. Gorgas	-	75,000	$1.99	8/29/2029

Executive Employment Agreements

On April 3, 2017, our Company entered into an employment agreement with Gregory D. Gorgas. On March 15, 2019, the compensation committee of the Board increased Mr. Gorgas’ salary by $10,000 per month, effective immediately.

On August 30, 2019, and effective as of June 20, 2019, the Company and Mr. Gorgas entered into an amended and restated employment agreement (the “Employment Agreement”).

Pursuant to the Employment Agreement, Mr. Gorgas receives a base salary of $396,000 per year, less applicable withholdings, and he will be eligible to earn an annual target bonus of up to 50% of his base salary upon achievement of performance objectives to be determined by the Company’s board of directors or its compensation committee. Mr. Gorgas is also eligible to participate in any employee benefit plans sponsored by us.

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In addition, in connection with his employment, we have granted Mr. Gorgas an option to purchase 75,000 shares of our common stock at $1.99 per share pursuant to our 2018 Equity Incentive Plan. The shares subject to this option award will vest, subject to Mr. Gorgas’ continued service through the applicable vesting date, ratably over 48 months starting on August 29, 2019, such that the option will be fully vested on August 29, 2023. The vesting of the option is also subject to certain vesting acceleration provisions pursuant to the Employment Agreement.

The Employment Agreement also provides that Company shall pay the premiums for a life insurance policy for Mr. Gorgas for coverage of up to $1,000,000, and Mr. Gorgas shall be entitled to select personal beneficiaries for 100% of the proceeds of such policy. Mr. Gorgas may also choose to pay any additional premiums to increase the coverage of this life insurance policy.

The Employment Agreement also provides benefits in connection with a termination of employment under specified circumstances. Under the terms of the Employment Agreement, if we terminate Mr. Gorgas’ employment other than for cause, death, or disability, or Mr. Gorgas terminates his employment for good reason, Mr. Gorgas will be entitled to receive, subject to his timely execution and non-revocation of a release of claims, non-disparagement and his continued adherence to the non-solicitation provision of the Employment Agreement the following benefits: (A) if his termination of service occurs within the period 3 months prior to and 12 months after a change of control of the Company, (i) a lump sum severance payment equal to (x) 12 months of his then-current base salary and (y) his prorated annual bonus at the target level of achievement for the year in which the termination occurs, (ii) reimbursements for Mr. Gorgas and his eligible dependents’ COBRA premiums for up to 12 months; and (iii) accelerated vesting as to 100% of Mr. Gorgas’ then-outstanding time-based and performance-based equity awards; or (B) if his termination of service occurs outside of the period 3 months prior to and 12 months after a change of control of the Company, (i) continuing monthly payments of his then-current base salary for 12 months, (ii) a lump sum payment equal to a pro-rata portion of his then-current year target bonus, (iii) reimbursements for Mr. Gorgas and his eligible dependents’ COBRA premiums for up to 12 months; and (iv) accelerated vesting as to (x) 100% of Mr. Gorgas’ then-outstanding time-based equity awards and (y) that portion of Mr. Gorgas’ then-outstanding performance based equity awards for the performance goals that had been satisfied at the time of termination or are expected to be satisfied.

If any of the severance and other benefits provided for in the Employment Agreement or otherwise payable to Mr. Gorgas constitute “parachute payments” within the meaning of Section 280G of the Internal Revenue Code (the “Code”) and could be subject to excise tax under Section 4999 of the Code, then such payments will be delivered in full or delivered as to such lesser extent which would result in no portion of such benefits being subject to excise tax, whichever results in the greater amount of after-tax benefits to Mr. Gorgas.

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PROPOSAL 1

ELECTION OF DIRECTORS

Board Composition

As of the date of this proxy statement, the Board consists of six (6) members. Our bylaws provide that the number of directors will be fixed from time to time by resolution of the Board. All directors hold office until their successors have been elected and qualified or until their earlier death, resignation, disqualification or removal.

The Board consists of Gregory D. Gorgas, Connie Matsui, Steven Kelly, John W. Beck, R. Martin Emanuele, Ph.D. and Douglas Blayney, M.D. At each annual meeting of stockholders, the successors to directors whose terms then expire will serve from the time of election and qualification until following annual meeting following election and until their successors are duly elected and qualified.

Our bylaws provide for majority voting in the election of directors. Each director nominee will be elected to the Board if the votes cast for such nominee’s election exceed the votes cast against such nominee’s election.

Nominees for Election at the Annual Meeting

The Corporate Governance and Nominating Committee recommended, and the Board nominated, Gregory D. Gorgas, Connie Matsui, Steven Kelly, John W. Beck, R. Martin Emanuele, Ph.D. and Douglas Blayney, M.D. as nominees for election to the Board at the Annual Meeting. If elected, Gregory D. Gorgas, Connie Matsui, Steven Kelly, John W. Beck, R. Martin Emanuele, Ph.D. and Douglas Blayney, M.D. will continue as directors and their terms will expire at the 2021 Annual Meeting of Stockholders. Each director’s term continues until the election and qualification of his or her successor, or such director’s earlier death, resignation or removal.

Information about the Board of Directors

The names and certain information regarding each member of the Board, including the nominees for election to the Board at the Annual Meeting, are set forth below. The following information has been furnished to us by the directors. For more information concerning the nominees, please see the section entitled “Corporate Governance” above.

Gregory D. Gorgas was appointed president, chief executive officer, chief financial officer, treasurer, secretary and director of our Company on April 3, 2017. Prior to joining our Company, Mr. Gorgas was Senior Vice President, Commercial, and Corporate Officer at Mast Therapeutics from July 2011 to January 2017 with commercial leadership accountability and business development responsibilities for the hematology, oncology and cardiovascular development programs. In addition, he performed a key role in helping Mast Therapeutics raise over $50M in new capital. From November 2009 to July 2011, Mr. Gorgas was Managing Director at Theragence, Inc., a privately-held company he co-founded, that applies proprietary computational intelligence to mine and analyze clinical data. From November 2008 to July 2011, Mr. Gorgas also served as an independent consultant, providing commercial and business development consulting services to pharmaceutical, biotechnology and medical device companies. From 1997 to October 2008, Mr. Gorgas held several positions with Biogen Idec Inc., most recently, from March 2006 to October 2008, as Senior Director, Global and U.S. Marketing with responsibility for the strategic vision and operational commercialization of the company’s worldwide cancer business. In this role, he hired and led the team in marketing, operations, project management, and business development in Europe and the US. Before such time, he had increasing responsibilities in marketing, sales, commercial operations, and project team and alliance management. Mr. Gorgas currently serves on the advisory board at Klotho Therapeutics. He holds an MBA from the University of Phoenix and a BA in economics from California State University, Northridge.

Connie Matsui was elected to our Board on May 2, 2017. Ms. Matsui brings to her role over 16 years of general management experience in the biotechnology industry. Ms. Matsui retired from Biogen Idec in January 2009 as Executive Vice President, Knowledge and Innovation Networks. She served as an Executive Committee member at both Biogen Idec and IDEC Pharmaceuticals, a predecessor of Biogen Idec. Among the major roles she held after joining IDEC in November 1992 were: Senior Vice President, overseeing investor relations, corporate communications, human resources, project management and strategic planning; Collaboration Chair for the late stage development and commercialization of rituximab (tradenames: Rituxan ®, MabThera ®) in partnership with Roche and Genentech; and Project Leader for Zevalin ® , the first radioimmunotherapy approved by the FDA. Prior to entering the biotechnology industry, Ms. Matsui worked for Wells Fargo Bank in general management, marketing and human resources. Ms. Matsui currently serves as the Chair of the Board at Halozyme Therapeutics and at Sutro Biopharma and has been active on a number of not-for-profit boards. She was National President/Board Chair of the Girl Scouts of the USA from 1999 to 2002. Ms. Matsui earned BA and MBA degrees from Stanford University.

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Steven Kelly was elected to our Board on May 2, 2017. Mr. Kelly brings nearly thirty years of experience in Pharma/Biotech at all phases of the business across multiple therapeutic categories. Mr. Kelly is currently CEO at Carisma Therapeutics, a venture backed biotech pioneering the development of CAR macrophages, a disruptive approach to immunotherapy in cancer. From 2012 to 2018, Mr. Kelly was the principal of Kelly BioConsulting, LLC, and served as an independent consultant providing strategic direction and guidance to a variety of life sciences companies. Previously, Mr. Kelly was the founding CEO of Pinteon Therapeutics, an early stage oncology and CNS development company. Prior to this he held a number of leadership positions in the biotechnology industry including: CEO, Theracrine; CCO, BioVex; CEO, Innovive Pharmaceuticals; as well as various commercial and manufacturing roles at Sanofi, IDEC Pharmaceuticals and Amgen. Mr. Kelly holds a BS from University of Oregon and an MBA from Cornell University.

John W. Beck was elected to our Board on December 6 , 2019. Mr. Beck has served as the Senior Vice President and Chief Financial Officer at Ritter Pharmaceuticals, Inc., a publicly traded pharmaceutical company, since May 2018. From 2008 until its acquisition by AstraZeneca in 2012, Mr. Beck, served first as a board member and later as Chief Financial Officer and Senior Vice President of finance & operations of Ardea Biosciences Inc. (“Ardea”). Before joining Ardea, Mr. Beck spent 10 years with Metabasis Thereapeutics Inc., as a Co-Founder and its Chief Financial Officer. Since leaving Ardea in 2012, Mr. Beck has been serving as a board member and advisor to August Therapeutics, Inc., a San Diego California-based company developing non-systemic therapeutics to treat disordered eating and obesity, and Pinnacle Medical Holdings, LLC, a Denver Colorado-based physician-led network of health-care providers, which was acquired by OnPoint Medical Group, LLC in August 2017. Mr. Beck also serves as a financial mentor to UCSD’s TRITON Funds. Mr. Beck holds a Bachelor’s degree in Accounting from the University of Washington, Seattle and a Bachelor’s degree in Theology from a Seattle-area seminary.

R. Martin Emanuele, Ph.D. was elected to our Board on September 20, 2017. Dr. Emanuele is currently co-founder and Chief Operating Officer of Visgenx. Inc, a private bio-pharmaceutical company. From May 2011 to October 2016, he served as Senior Vice President, Development at Mast Therapeutics Inc. From April 2010 to April 2011, Dr. Emanuele was Vice President, Pharmaceutical Strategy at DaVita, Inc., and leading provider of dialysis and other healthcare services in the United States. Prior to DaVita, from June 2008 to April 2010, Dr. Emanuele was a co-founder and CEO of SynthRx, Inc. a private bio-pharmaceutical company that was acquired by Mast Therapeutics (Savara, Inc) in April 2011. From November 2006 to May 2008, Dr. Emanuele was Senior Vice President, Business Development at Kemia, Inc., a venture-backed privately-held company focused on discovering and developing small molecule therapeutics. From 2002 to 2006, Dr. Emanuele held various senior-level positions with Avanir Pharmaceuticals, Inc., most recently as Vice President, Corporate Development and Portfolio Management, and from 1988 to 2002, Dr. Emanuele held positions of increasing responsibility at CytRx Corporation, most recently as Vice President, Research and Development and Business Development. He earned a Ph.D. in pharmacology and experimental therapeutics from Loyola University of Chicago, Stritch School of Medicine and a BS in biology from Colorado State University. He also holds an MBA with an emphasis in healthcare and pharmaceutical management from the University of Colorado.

Douglas Blayney, M.D. was elected to our Board on July 31, 2017. Dr. Blayney is a Professor of Medicine at Stanford University and former Medical Director of Stanford Cancer Center. Dr. Blayney is a past president of the American Society of Clinical Oncology (ASCO) and a founder of the ASCO Quality Symposium. He was previously a Professor of Internal Medicine and Medical Director of the Comprehensive Cancer Center at the University of Michigan, and prior to that practiced and led Wilshire Oncology Medical Group, Inc. a physician owned multidisciplinary oncology practice in southern California. Dr. Blayney served on the Food and Drug Administration’s Oncologic Drugs Advisory Committee and is Founding Editor-in-Chief and Editor-in-Chief Emeritus of ASCO’s Journal of Oncology Practice. He has over 70 scientific publications with expertise on clinical trial development, use of oncology drugs in clinical practice, and information technology use. Dr. Blayney earned a degree in electrical engineering from Stanford, is a graduate of the University of California, San Diego School of Medicine, and received post graduate training at UCSD and at the National Cancer Institute in Bethesda, Maryland.

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Vote Required

The election of each director requires the affirmative vote of a majority of the shares present in person live via the internet or by proxy and entitled to vote at a meeting at which a quorum is present. Abstentions are deemed to be votes cast and have the same effect as a vote “AGAINST” the proposal. Abstentions and broker non-votes will be counted as present for purposes of determining the presence of a quorum. The proxy holders may not vote the proxies for a greater number of persons than the number of nominees named. If any nominee should be unavailable for election as a result of an unexpected occurrence, shares will be voted for the election of such substitute nominee as the Board may propose. Each person nominated for election has agreed to serve if elected, and the Board has no reason to believe that any nominee will be unable to serve.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION
AS A DIRECTOR OF EACH OF THE SIX (6) NOMINEES LISTED ABOVE.

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PROPOSAL 2

APPROVAL OF AMENDMENT TO THE 2018 EQUITY INCENTIVE PLAN TO INCREASE THE NUMBER

OF SHARES ISSUABLE UNDER THE 2018 EQUITY INCENTIVE PLAN

The Company’s stockholders are being asked to approve an amendment to the 2018 Equity Incentive Plan (the “2018 Plan”), which would increase the number of shares of common stock reserved for issuance under the 2018 Plan by 425,000 shares. Under the current terms of the 2018 Plan, this amendment will also result in an extension of the term of the 2018 Plan until 2030.

The 2018 Plan is the only equity plan of the Company available for grant of equity awards to employees, directors and consultants of the Company. If our stockholders approve this amendment, then (i) the total number of shares of our common stock that will be reserved for issuance under the 2018 Plan will be increased to 800,000 shares (representing approximately 23% of our outstanding common stock as of April 27, 2020) and (ii) the 2018 Plan will continue in effect until 2030.

The Board considered the following when determining the number of additional shares to reserve for issuance under the 2018 Plan:

Number of Shares Remaining under the 2018 Plan. As of April 27, 2020 the number of shares that remained available for issuance under the 2018 Plan was 93,166 shares. Any shares made subject to new awards granted under the 2018 Plan between April 27, 2020, and the date the amendment to the 2018 Plan is approved by our stockholders will reduce the shares available for issuance under the 2018 Plan. As of April 27, 2020, options to purchase an aggregate of 281,834 shares of the Company’s common stock were outstanding under the 2018 Plan, with a weighted average exercise price of $3.57 per share and a weighted average remaining contractual life of 9.25 years.

Overhang. As of April 27, 2020, 281,834 shares of common stock were subject to equity awards under our 2018 Plan and 93,166 shares of common stock were available for future grant under the 2018 Plan (excluding the 425,000 shares to be added pursuant to this proposal and subject to approval at the Annual Meeting).

Historical Grant Practices. The Board considered the number of equity awards that we granted since our public offering and up listing onto the Nasdaq. Since our public offering, which was completed in June 2019, we granted equity awards covering a total of approximately 258,000 shares.

External Factors. In determining the number of shares to request for approval under the 2018 Plan, the Board also considered various other factors, including our current stock price and prior grants made to our employees.

After consideration of these factors, the Board determined that increasing the share reserve by 425,000 shares would be appropriate to be able to properly incentivize future and current employees, at least for the immediate term. If stockholders do not approve the proposed 425,000 share increase, in order to remain competitive in hiring and retaining high quality employees, it may become necessary to replace components of compensation previously awarded in equity with cash. We do not believe increasing cash compensation to make up for any shortfall in equity compensation would be practical or advisable because we believe that a combination of equity awards and cash compensation provide a more effective compensation strategy than cash alone for attracting, retaining and motivating our employees long-term and aligning employees’ and stockholders’ interests. In addition, any significant increase in cash compensation in lieu of equity awards could substantially increase our operating expenses and increase the negative cash flow from our operations, which could adversely affect our business results and could adversely affect our business strategy, including the continued development of our product candidate pipeline.

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Summary of the 2018 Plan

A summary of the principal features of the 2018 Plan, as amended by the amendment described in this Proposal 2 and the amendment described in Proposal 3, and its operation is included in Proposal 3. The summary is qualified in its entirety by reference to the 2018 Plan set forth in Appendix A.

Plan Benefits

All awards to employees, directors, and consultants under the 2018 Plan are made at the discretion of the administrator. Therefore, the benefits and amounts that will be received or allocated under the 2018 Plan are not determinable at this time. Our executive officers and non-employee directors have an interest in this proposal because they are eligible to receive awards under the 2018 Plan. A table setting forth the following information is included in Proposal 3: (i) the aggregate number of shares covered by options granted under the 2018 Plan during the fiscal year ended August 31, 2019, to (A) each of our named executive officers, (B) our executive officers, as a group, (C) our directors who are not executive officers, as a group, and (D) all employees who are not executive officers, as a group; (ii) the average per share exercise price of such options, (iii) the aggregate number of restricted stock units granted to each such individual or group of individuals; and (iv) the dollar value of such restricted stock units. The closing sales price of a share of common stock as reported on the Nasdaq Stock Market and the approximate number of persons in each class of persons eligible to participate in the 2018 Plan, in each case as of April 27, 2020, are also included in Proposal 3.

Required Vote

Approval of this amendment of the Company’s 2018 Equity Incentive Plan to increase the number of shares of common stock reserved for issuance thereunder by 425,000 shares requires the affirmative “FOR” vote of a majority of the shares present live via the internet or represented by proxy at the annual meeting and entitled to vote on the proposal. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal. Abstentions have the same effect as a vote against the proposal. Broker non-votes will not affect the outcome of voting on this proposal.

THE BOARD RECOMMENDS A VOTE “FOR” APPROVAL OF THE AMENDMENT OF THE COMPANY’S 2018

EQUITY INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES ISSUABLE UNDER THE 2018 EQUITY INCENTIVE PLAN.

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PROPOSAL 3

APPROVAL OF AMENDMENT TO THE 2018 EQUITY INCENTIVE PLAN TO ADD A PROVISION

PROVIDING FOR AUTOMATIC ANNUAL INCREASES TO THE NUMBER OF SHARES RESERVED FOR ISSUANCE THEREUNDER

On April 25, 2020, the Board approved an amendment to the 2018 Plan, subject to stockholder approval at the Meeting, in order to add a provision that provides for a number of shares of the Company’s common stock to be automatically added to the 2018 Plan’s share reserve on the first day of each fiscal year starting with the 2021 fiscal year to the least of (i) 15% of the outstanding shares of the Company’s common stock on the last day of the immediately preceding fiscal year, (ii) 7,500,000 shares, or (iii) a number of shares determined by the Board. A copy of the 2018 Plan, as amended by the amendment described in Proposal 2 and the amendment described in this proposal, is set forth in this proxy statement as Appendix A.

Background and Reason for the Proposal

We have prudently managed the use of shares available for issuance under the 2018 Plan to date and we expect a need for more shares available under the 2018 Plan because we need to grow the number of our employees in the future. Artelo currently has three (3) employees. Equity awards are used as compensation vehicles by most, if not all, of the companies with which we compete for talent, and we believe that providing equity awards is critical to attract and retain key contributors. Accordingly, the Board has approved an amendment to the 2018 Plan to add a provision to provide for automatic annual increases to the number of shares reserved for issuance under the 2018 Plan, in order to ensure a sufficient number of shares will be available for recruiting new employees and retention of existing employees. Should stockholder approval of this Proposal 3 not be obtained, the provision will not be added to the 2018 Plan and the automatic annual increases to the number of shares reserved for issuance under the 2018 Plan will not occur.

If stockholders do not approve the addition of the provision to provide for automatic annual increases to the number of shares reserved for issuance under the 2018 Plan under this Proposal 3, we do not expect to have enough shares available for issuance under the 2018 Plan to cover our expected future needs without incurring the additional and potentially significant compensation costs related to attracting and retaining highly qualified employees or additional costs related to soliciting stockholder approval of the reservation of additional shares for issuance under the 2018 Plan.

Summary of the 2018 Plan

The following is a summary of the principal features of the 2018 Plan, as amended by the amendment described in Proposal 2 and the amendment described in this Proposal 3, and its operation. The summary is qualified in its entirety by reference to the 2018 Plan set forth in Appendix A.

The 2018 Plan provides for the grant of incentive stock options (within the meaning of Section 422 of the Code), or ISOs, to our employees and any of our parent and subsidiary corporations’ employees, and for the grant of nonstatutory stock options, or NSOs, restricted stock, and restricted stock units to our employees, directors and consultants, and our parent and subsidiary corporations’ employees and consultants. As of April 27, 2020, approximately (i) three (3) employees (including officers), (ii) five (5) non-employee directors, and (iii) fourteen (14) consultants were eligible to receive awards under the 2018 Plan.

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Authorized Shares

Assuming approval of Proposal 2 above, a total of 800,000 shares of our common stock would be reserved for issuance pursuant to our 2018 Plan. The number of shares available for issuance under our 2018 Plan will also include an annual increase on the first day of each fiscal year beginning with our 2021 fiscal year, equal to the least of:

•	15% of the outstanding shares of our common stock as of the last day of the immediately preceding fiscal year;

•	7,500,000 shares; or

•	such other amount as our board of directors may determine.

If an award expires or becomes unexercisable without having been exercised in full, is surrendered pursuant to an exchange program, or, with respect to restricted stock or restricted stock units is forfeited to or repurchased by us due to the failure to vest, the unpurchased shares (or for awards other than stock options or stock appreciation rights, the forfeited or repurchased shares) will become available for future grant or sale under the 2018 Plan (unless the 2018 Plan has terminated). With respect to stock appreciation rights, only the net shares actually issued will cease to be available under the 2018 Plan and all remaining shares under stock appreciation rights will remain available for future grant or sale under the 2018 Plan (unless the 2018 Plan has terminated). Shares that have actually been issued under the 2018 Plan will not be returned to the 2018 Plan except if shares issued pursuant to awards of restricted stock or restricted stock units are repurchased by or forfeited to us due to the failure to vest, such shares will become available for future grant under the 2018 Plan. Shares used to pay the exercise price of an award or satisfy the tax withholding obligations related to an award will become available for future grant or sale under the 2018 Plan. To the extent an award is paid out in cash rather than shares, such cash payment will not result in a reduction in the number of shares available for issuance under the 2018 Plan.

Plan Administration

Our board of directors or one or more committees appointed by our board of directors administers our 2018 Plan. Subject to the provisions of our 2018 Plan, the administrator has the power to administer our 2018 Plan and make all determinations deemed necessary or advisable for administering the 2018 Plan, such as the power to determine the fair market value of our common stock, select the service providers to whom awards may be granted, determine the number of shares covered by each award, approve forms of award agreements for use under the 2018 Plan, determine the terms and conditions of awards (such as the exercise price, the time or times at which awards may be exercised, any vesting acceleration or waiver or forfeiture restrictions and any restriction or limitation regarding any award or the shares relating to the award), construe and interpret the terms of our 2018 Plan and awards granted under it, prescribe, amend and rescind rules relating to our 2018 Plan (including creating sub-plans), temporarily suspend the exercisability of an award if the administrator deems such suspension to be necessary or appropriate for administrative purposes, and allow a participant to defer the receipt of payment of cash or the delivery of shares that would otherwise be due to such participant under an award. The administrator also has the power to modify or amend each award (such as the discretionary authority to extend the post-termination exercisability period of awards), except that no option or stock appreciation right may be extended beyond its original maximum term. The administrator has the authority to institute an exchange program by which outstanding awards may be surrendered or cancelled in exchange for awards of the same type (which may have a higher or lower exercise price and/or different terms), awards of a different type, and/or cash, by which participants would have the opportunity to transfer outstanding awards to a financial institution or other person or entity selected by the administrator, or by which the exercise price of an outstanding award is increased or reduced. The administrator’s decisions, interpretations, and other actions are final and binding on all participants and any other holders of awards and will be given the maximum deference permitted by applicable laws.

Stock Options

We may grant stock options under the 2018 Plan. The per share exercise price of options granted under our 2018 Plan must be at least equal to the fair market value of a share of our common stock on the date of grant. The term of an option granted under our 2018 Plan may not exceed 10 years. With respect to any incentive stock option granted to an employee who owns more than 10% of the voting power of all classes of our (or any parent or subsidiary of ours) outstanding stock, the term of the incentive stock option must not exceed five years and the per share exercise price of the incentive stock option must equal at least 110% of the fair market value of a share our common stock on the grant date. The administrator will determine the methods of payment of the exercise price of an option, which may include cash, shares or other property acceptable to the administrator to the extent permitted by applicable law. After termination of a participant’s service, he or she may exercise the vested portion of his or her option for six months following a termination due to death or disability, for 30 days following a termination for any other reason, or for any longer period specified in the applicable option agreement. However, in no event may an option be exercised later than the expiration of its term. Subject to the provisions of our 2018 Plan, the administrator determines the other terms of options.

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Stock Appreciation Rights

We may grant stock appreciation rights under our 2018 Plan. Stock appreciation rights allow the recipient to receive the appreciation in the fair market value of the underlying shares of our common stock between the exercise date and the date of grant. Stock appreciation rights may not have a term exceeding 10 years. Subject to the provisions of our 2018 Plan, the administrator determines the terms of stock appreciation rights, including when such rights become exercisable and whether to pay any increased appreciation in cash or with shares of our common stock, or a combination thereof, except that the per share exercise price for the shares of our common stock to be issued pursuant to the exercise of a stock appreciation right will be no less than 100% of the fair market value of a share of our common stock on the date of grant. After termination of a participant’s service, he or she may exercise the vested portion of his or her stock appreciation right for six months following a termination due to death or disability, for 30 days following a termination for any other reason, or for any longer period specified in the applicable award agreement. However, in no event may stock appreciation rights be exercised later than the expiration of their term.

Restricted Stock

We may grant restricted stock under our 2018 Plan. Restricted stock awards are grants of shares of our common stock that vest in accordance with terms and conditions established by the administrator. The administrator will determine the number of shares of restricted stock granted to any employee, director or consultant and, subject to the provisions of our 2018 Plan, will determine the terms and conditions of such awards. The administrator may impose whatever vesting conditions it determines to be appropriate (for example, the administrator may set restrictions based on the achievement of specific performance goals or continued service to us), except the administrator, in its sole discretion, may accelerate the time at which any restrictions will lapse or be removed. Recipients of restricted stock awards generally will have voting and dividend rights with respect to such shares upon grant without regard to vesting, unless the administrator provides otherwise. Shares of restricted stock that do not vest are subject to our right of repurchase or forfeiture.

Restricted Stock Units

We may grant restricted stock units under our 2018 Plan. Restricted stock units are bookkeeping entries representing an amount equal to the fair market value of one share of our common stock. Subject to the provisions of our 2018 Plan, the administrator will determine the terms and conditions of restricted stock units, including the vesting criteria and the form and timing of payment. The administrator may set vesting criteria based upon the achievement of company-wide, business unit, or individual goals (such as continued employment or service) or any other basis determined by the administrator in its discretion. The administrator, in its sole discretion, may pay earned restricted stock units in the form of cash, in shares or in some combination thereof. In addition, the administrator, in its sole discretion, may accelerate the time at which any restricted stock units will vest.

Non-Transferability of Awards

Unless the administrator provides otherwise, our 2018 Plan generally does not allow for the transfer of awards and only the recipient of an award may exercise an award during his or her lifetime.

Certain Adjustments

In the event of certain changes in our capitalization, to prevent diminution or enlargement of the benefits or potential benefits available under our 2018 Plan, the administrator will adjust the number and class of shares that may be delivered under our 2018 Plan and/or the number, class and price of shares covered by each outstanding award.

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Dissolution or Liquidation

In the event of our proposed liquidation or dissolution, the administrator will notify participants as soon as practicable before the effective date of such proposed transaction, and to the extent not exercised, all awards will terminate immediately before the consummation of such proposed transaction.

Merger or Change in Control

Our 2018 Plan provides that in the event of our merger with or into another corporation or a change in control, as defined under the 2018 Plan, each outstanding award will be treated as the administrator determines, without a participant’s consent. The administrator is not required to treat all awards, all awards held by a participant, or all awards of the same type similarly.

If a successor corporation does not assume or substitute for any outstanding award, then the participant will fully vest in and have the right to exercise all of his or her outstanding options and stock appreciation rights, all restrictions on restricted stock and restricted stock units will lapse, and for awards with performance-based vesting, all performance goals or other vesting criteria will be deemed achieved at 100% of target levels and all other terms and conditions met, in all cases, unless specifically provided otherwise under the applicable award agreement or other written agreement between the participant and us or any of our subsidiaries or parents. If an option or stock appreciation right is not assumed or substituted in the event of a merger or change in control, the administrator will notify the participant in writing or electronically that such option or stock appreciation right will be exercisable for a period of time determined by the administrator in its sole discretion and the option or stock appreciation right will terminate upon the expiration of such period.

Forfeiture Events

Awards will be subject to any clawback policy of ours, and the administrator also may specify in an award agreement that the participant’s rights, payments, and benefits with respect to an award will be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of certain specified events. The administrator may require a participant to forfeit, return, or reimburse us all or a portion of the award and any amounts paid under the award in order to comply with such clawback policy or applicable laws, if any.

Amendment; Termination

The Board has the authority to amend, alter, suspend, or terminate our 2018 Plan, provided such action does not impair the rights of any participant. Our 2018 Plan automatically will terminate in 2030, unless we terminate it sooner.

Summary of U.S. Federal Income Tax Consequences

The following summary is intended only as a general guide to the material U.S. federal income tax consequences of participation in the 2018 Plan. The summary is based on existing U.S. laws and regulations, and there can be no assurance that those laws and regulations will not change in the future. The summary does not purport to be complete and does not discuss the tax consequences upon a participant’s death, or the provisions of the income tax laws of any municipality, state or non-U.S. jurisdiction to which the participant may be subject. As a result, tax consequences for any particular participant may vary based on individual circumstances.

Incentive Stock Options

No taxable income is reportable when an ISO is granted or exercised, although the exercise may subject the participant to the alternative minimum tax or may affect the determination of the participant’s alternative minimum tax (unless the shares are sold or otherwise disposed of in the same year). If the participant exercises the option and then later sells or otherwise disposes of the shares acquired more than two years after the grant date and more than one year after the exercise date, the difference between the sale price and the exercise price will be taxed as capital gain or loss. If the participant exercises the option and then later sells or otherwise disposes of the shares before the end of the two or one year holding periods described above, he or she generally will have ordinary income at the time of the sale equal to the fair market value of the shares on the exercise date (or the sale price, if less) minus the exercise price of the option. For purposes of the alternative minimum tax, the difference between the option exercise price and the fair market value of the shares on the exercise date is treated as an adjustment item in computing the participant’s alternative minimum taxable income in the year of exercise. In addition, special alternative minimum tax rules may apply to certain subsequent disqualifying dispositions of the shares or provide certain basis adjustments or tax credits for alternative minimum tax purposes.

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Nonstatutory Stock Options

No taxable income is reportable when a nonstatutory stock option with a per share exercise price at least equal to the fair market value of a share of the underlying stock on the date of grant is granted to a participant. Upon exercise, the participant will recognize ordinary income in an amount equal to the excess of the fair market value (on the exercise date) of the shares purchased over the exercise price of the exercised shares subject to the option. Any taxable income recognized in connection with an option exercise by an employee of the Company is subject to tax withholding by us. Any additional gain or loss recognized upon any later disposition of the shares would be capital gain or loss to the participant.

Stock Appreciation Rights

No taxable income is reportable when a stock appreciation right with a per share exercise price equal to at least the fair market value of a share of the underlying stock on the date of grant is granted to a participant. Upon exercise, the participant will recognize ordinary income in an amount equal to the amount of cash received and the fair market value of any shares received. Any taxable income recognized in connection with the exercise of a stock appreciation right by an employee of the Company is subject to tax withholding by us. Any additional gain or loss recognized upon any later disposition of the shares would be capital gain or loss to the participant.

Restricted Stock

A participant acquiring shares of restricted stock generally will recognize ordinary income equal to the fair market value of the shares on the vesting date. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. The participant may elect pursuant to Section 83(b) of the Code to accelerate the ordinary income tax event to the date of acquisition by filing an election with the Internal Revenue Service no later than 30 days after the date the shares are acquired. Upon the sale of shares acquired pursuant to a restricted stock award, any gain or loss, based on the difference between the sale price and the fair market value on the date the ordinary income tax event occurs, will be taxed as capital gain or loss.

Restricted Stock Units

There are no immediate tax consequences of receiving an award of restricted stock units. A participant who is awarded restricted stock units generally will be required to recognize ordinary income in an amount equal to the fair market value of the shares issued to and/or the cash received by such participant at the end of the applicable vesting period or, if later, the settlement date elected by the administrator or a participant. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Any additional gain or loss recognized upon any later disposition of any shares received would be capital gain or loss.

Medicare Surtax

A participant’s annual “net investment income,” as defined in Section 1411 of the Code may be subject to a 3.8% federal surtax (generally referred to as the “Medicare Surtax”). Net investment income may include capital gain and/or loss arising from the disposition of shares subject to a participant’s awards under the 2018 Plan. Whether a participant’s net investment income will be subject to the Medicare Surtax will depend on the participant’s level of annual income and other factors.

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Section 409A

Section 409A of the Code (“Code Section 409A”) provides certain requirements for nonqualified deferred compensation arrangements with respect to an individual’s deferral and distribution elections and permissible distribution events. Awards granted under the 2018 Plan with a deferral feature will be subject to the requirements of Code Section 409A. Code Section 409A also generally provides that distributions must be made on or following the occurrence of certain events (e.g., the individual’s separation from service, a predetermined date, or the individual’s death). For certain individuals who are officers, subject to certain exceptions, Code Section 409A requires that distributions in connection with the officer’s separation from service commence no earlier than 6 months after such officer’s separation from service.

If an award granted under the 2018 Plan is subject to and fails to satisfy the requirements of Code Section 409A, the recipient of that award may recognize ordinary income on the amounts deferred under the award, to the extent vested, which may be prior to when the compensation is actually or constructively received. Also, if an award that is subject to Code Section 409A fails to comply with Code Section 409A’s provisions, Code Section 409A imposes an additional 20% federal income tax on compensation recognized as ordinary income, as well as interest on such deferred compensation. Certain states, such as California, have enacted laws similar to Code Section 409A which impose additional taxes, interest and penalties on nonqualified deferred compensation arrangements. The Company will also have withholding and reporting requirements with respect to such amounts. In no event will the Company or any of its parents or subsidiaries have any responsibility, obligation, or liability under the terms of the 2018 Plan to reimburse, indemnify, or hold harmless a participant or any other person in respect of awards for any taxes, interest or penalties imposed, or other costs incurred, as a result of Code Section 409A.

Tax Effect for the Company

We generally will be entitled to a tax deduction in connection with an award under the 2018 Plan in an amount equal to the ordinary income realized by a participant and at the time the participant recognizes such income (for example, the exercise of a nonstatutory stock option). Special rules limit the deductibility of compensation paid to our Chief Executive Officer and other “covered employees” within the meaning of Code Section 162(m). Under Code Section 162(m), the annual compensation paid to any of these specified employees will be deductible only to the extent that it does not exceed $1,000,000.

Plan Benefits

All awards to employees, directors, and consultants under the 2018 Plan are made at the discretion of the administrator. Therefore, the benefits and amounts that will be received or allocated under the 2018 Plan are not determinable at this time. Our executive officers and non-employee directors have an interest in this proposal because they are eligible to receive awards under the 2018 Plan. The following table sets forth (i) the aggregate number of shares covered by options granted under the 2018 Plan during the fiscal year ended August 31, 2019, to (A) each of our named executive officers, (B) our executive officers, as a group, (C) our directors who are not executive officers, as a group, and (D) all employees who are not executive officers, as a group; (ii) the average per share exercise price of such options, (iii) the aggregate number of restricted stock units granted to each such individual or group of individuals; and (iv) the dollar value of such restricted stock units. As of April 27, 2020, the closing sales price of a share of common stock as reported on the Nasdaq Stock Market was $1.21 per share.

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Name of Individual or Group	Number of Shares Subject to Options Granted	Average Per Share Exercise Price of Options Granted
Gregory D. Gorgas Chief Executive Officer, President, Chief Financial Officer, Treasurer and Secretary	75,000	$1.99
All executive officers, as a group	75,000	$1.99

All directors who are not executive officers, as a group	106,500	$1.99

All employees who are not executive officers, as a group	-	-

Vote Required and Recommendation of the Board

Approval of this amendment of the Company’s 2018 Equity Incentive Plan to add a provision to provide for automatic annual increases to the number of shares reserved for issuance under the 2018 Plan requires the affirmative “FOR” vote of a majority of the shares present live via the internet or represented by proxy at the annual meeting and entitled to vote on the proposal. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal. Abstentions have the same effect as a vote against the proposal. Broker non-votes will not affect the outcome of voting on this proposal.

THE BOARD RECOMMENDS A VOTE “FOR” APPROVAL OF THE AMENDMENT OF THE COMPANY’S

2018 EQUITY INCENTIVE PLAN TO ADD A PROVISION PROVIDING FOR AUTOMATIC ANNUAL

INCREASES TO THE NUMBER OF SHARES RESERVED FOR ISSUANCE THEREUNDER

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PROPOSAL 4

RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We are asking you to ratify the appointment of MaloneBailey, LLP (“MaloneBailey”), as our independent registered public accounting firm for the year ending August 31, 2020. Representatives of MaloneBailey are expected to be present live via the internet at the Annual Meeting, will have an opportunity to make a statement should they desire to do so and will be available to respond to appropriate questions.

Although our bylaws do not require that our stockholders approve the appointment of our independent registered public accounting firm, the Board is submitting the selection of MaloneBailey to our stockholders for ratification as a matter of good corporate practice. If our stockholders vote against the ratification of MaloneBailey, the Audit Committee will reconsider whether to continue to retain the firm. Even if our stockholders ratify the appointment of MaloneBailey, the Audit Committee may choose to appoint a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interests of our company and our stockholders.

Independent Registered Public Accounting Firm Fees and Services

The following table presents fees for professional audit and other services rendered by MaloneBailey for the audit of our annual consolidated financial statements as of and for the years ended August 31, 2019 and 2018, respectively, and fees billed for other services rendered by MaloneBailey during those respective periods.

	2019	2018
Audit Fees (1)	$44,000	$51,235
Audit Related Fees (2)	16,325	-
Tax Fees (3)	4,450	-
All Other Fees (4)	-	-
Total	$64,775	$51,235

Our audit committee pre-approves all services provided by our independent auditors. All of the above services and fees were reviewed and approved by the audit committee either before or after the respective services were rendered.

Our Board has considered the nature and amount of fees billed by our independent auditors and believes that the provision of services for activities unrelated to the audit is compatible with maintaining our independent auditors’ independence.

Vote Required

Ratification of MaloneBailey as our independent registered public accounting firm for the year ending August 31, 2020, requires the affirmative vote of a majority of the shares present in person or by proxy and entitled to vote at a meeting at which a quorum is present. Abstentions are deemed to be votes cast and have the same effect as a vote “AGAINST” the proposal. This proposal is considered a routine or “discretionary” matter on which your broker, bank or other agent will be able to vote on your behalf even if it does not receive instructions from you; therefore, no broker non-votes are expected to exist in connection with this proposal.

THE BOARD RECOMMENDS A VOTE “FOR” RATIFICATION OF MALONEBAILEY, LLP

AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

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REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The audit committee is a committee of the board of directors comprised solely of independent directors as required by the Nasdaq listing standards and rules and regulations of the SEC. The audit committee operates under a written charter approved by our board of directors, which is available on our corporate web site at www.artelobio.com. The composition of the audit committee, the attributes of its members and the responsibilities of the audit committee, as reflected in its charter, are intended to be in accordance with applicable requirements for corporate audit committees. The audit committee reviews and assesses the adequacy of its charter and the audit committee’s performance on an annual basis.

With respect to Artelo Biosciences’ financial reporting process, management is responsible for (1) establishing and maintaining internal controls and (2) preparing Artelo’s consolidated financial statements. Artelo’s independent registered public accounting firm, MaloneBailey, LLP (“MaloneBailey”), is responsible for performing an independent audit of Artelo’s consolidated financial statements in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States), or PCAOB, and to issue a report thereon. It is the responsibility of the audit committee to oversee these activities. It is not the responsibility of the audit committee to prepare Artelo’s financial statements. These are the fundamental responsibilities of management. In the performance of its oversight function, the audit committee has:

•	reviewed and discussed the audited financial statements for fiscal year 2019 with management;

•

discussed with MaloneBailey, Artelo’s independent registered public accounting firms, the matters required to be discussed by the applicable requirements of Auditing Standard No. 1301, Communications with Audit Committees, as adopted by the PCAOB;

•

received the written disclosures and the letters from MaloneBailey, as required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the audit committee concerning independence, and has discussed with MaloneBailey, that firm’s independence.

The audit committee has also appointed MaloneBailey as the company’s independent registered public accounting firm for the year ending August 31, 2020.

The Audit Committee

John W. Beck (Chair)
Connie Matsui
Steven Kelly

This report of the audit committee shall not be deemed to be “soliciting material” or to be “filed” with the SEC or subject to Regulation 14A promulgated by the SEC or Section 18 of the Exchange Act, and shall not be deemed incorporated by reference into any prior or subsequent filing by Artelo Biosciences under the Securities Act of 1933, as amended, or the Securities Act, or the Exchange Act, except to the extent Artelo Biosciences specifically requests that the information be treated as “soliciting material” or specifically incorporates it by reference.

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Charter of the Audit Committee provides that any related party transaction (or series of transactions) that may require disclosure under the rules of the SEC must be reviewed and approved by the Audit Committee. When evaluating such transactions, the Audit Committee focuses on whether the terms of such transactions are at least as favorable to us as terms we would receive on an arm’s-length basis from an unaffiliated third party.

Except as disclosed herein, no director, executive officer, shareholder holding at least 5% of shares of our common stock, or any family member thereof, had any material interest, direct or indirect, in any transaction, or proposed transaction since the year ended August 31, 2017, in which the amount involved in the transaction exceeded or exceeds the lesser of $120,000 or one percent of the average of our total assets at the year-end for the last three completed fiscal years:

During the year ended August 31, 2017, the Company received $150,000 from two related parties from shares issued under subscription agreements. The amounts were recorded as common stock issued, and was settled with shares of the Company subsequent to year-end. The amounts of $150,000 with related parties is for the issuance of 46,875 common shares, purchase price of $3.20 and 46,875 warrants with an exercise price of $8.00 per share, and a term of five years from the issuance date.

	Amount	Shares	Warrants
Gregory D. Gorgas	$50,000	31,250	31,250
David Moss	$100,000	15,625	15,625
	$150,000	15,625	15,625

On May 2, 2017, the Company appointed two additional directors, Connie Matsui and Steven Kelly. Each director was granted a restricted stock award (the “RSA”) for 15,000, and 12,500 shares valued at $48,000 and $40,000, respectively, of the Company’s common stock, vesting annually over a four-year period, in each case subject to such director’s continued service to the Company.

On July 31, 2017, the Company appointed one additional director, Douglas Blayney, M.D. The director was granted RSA for 12,500 shares of the Company’s common stock valued at $40,000, vesting annually over a four-year period, in each case subject to the director’s continued service to the Company.

On September 20, 2017, the Company appointed two additional directors, R. Martin Emanuele, Ph.D. and Georgia Erbez. Each director was granted RSA for 12,500 shares of the Company’s common stock valued at $40,000, vesting annually over a four-year period, in each case subject to such director’s continued service to the Company.

On January 26, 2018, the Company received $65,000 from two related parties from shares issuance under subscription agreements. The amounts have been recorded as common stock issued and was settled with shares of the Company subsequent to quarter end. The amounts of $65,000 with related parties is for the issuance of 12,499 common shares, purchase price of $5.20 and 12,501 warrants with an exercise price of $12.00 per share, and a term of five years from the issuance date.

	Amount	Share	Warrant
Gregory D. Gorgas	$15,000	2,884	2,885
David Moss	$50,000	9,615	9,616
	$65,000	12,499	12,501

On August 17, 2018, the Company granted options to a director, R. Martin Emanuele, Ph.D., to purchase an aggregate of 12,500 shares of our common stock, valued at $134,172, at a price of $10.80 per share. Twenty-five percent of the Shares subject to the Option shall vest on the Vesting Commencement Date, and one forty-eighth of the Shares subject to the Option shall vest each month thereafter on the same day of the month as the Vesting Commencement Date. The options expire August 17, 2028, unless such director ceases his service as a director prior the exercise or expiration of the option.

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On August 29, 2019, the Company granted options to officers and directors to purchase an aggregate of 181,500 shares of our common stock, valued at $334,100, at a price of $1.99 per share with a various vesting schedule. The options expire August 29, 2029.

	Option	Fair value
Gregory D. Gorgas	75,000	$138,058
Connie Matsui	26,500	$48,780
Douglas Blayney, M.D.	18,000	$33,134
Georgia Erbez	22,250	$40,957
R. Martin Emanuele, Ph.D.	17,500	$32,213
Steven Kelly	22,250	$40,957
	181,500	$334,100

The Company has an employment contract with a key employee, Mr. Gregory Gorgas, who is an officer of the Company. As of August 31, 2019, Mr. Gorgas was owed salary in the amount of $29,361 which was subsequently paid in September 2019. As of August 31, 2018, no salary was owed. During the fiscal year ended August 31, 2019 and 2018, $180,008 and $74,840 were paid as salary to Mr. Gorgas, respectively.

During the year ended August 31, 2019 and 2018, Blackrock Ventures, Ltd., an entity owned by the Senior Vice President, European Operations, who is a major stockholder of the Company, provided $38,000 and $12,500 worth of consulting services to the Company. On March 15, 2019, the Board approved the issuance of 25,000 shares of our common stock valued at $240,000 in exchange for its prior services to the Company.

Indemnification of Directors and Officers

The Company’s Articles of Incorporation and Bylaws provide that, to the fullest extent permitted by the laws of the State of Nevada, any officer or director of the Company, who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he/she is or was or has agreed to serve at the request of the Corporation as a director, officer, employee or agent of the Corporation, or while serving as a director or officer of the Corporation, is or was serving or has agreed to serve at the request of the Corporation as a director, officer, employee or agent (which, for purposes hereof, shall include a trustee, partner or manager or similar capacity) of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, or by reason of any action alleged to have been taken or omitted in such capacity. For the avoidance of doubt, the foregoing indemnification obligation includes, without limitation, claims for monetary damages against Indemnitee to the fullest extent permitted under Section 78.7502 of the Nevada Revised Statutes as in existence on the date hereof.

The indemnification provided shall be from and against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by Indemnitee or on Indemnitee’s behalf in connection with such action, suit or proceeding and any appeal therefrom, but shall only be provided if Indemnitee acted in good faith and in a manner Indemnitee reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action, suit or proceeding, had no reasonable cause to believe Indemnitee’s conduct was unlawful.

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In the case of any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he/she is or was a director, officer, employee or agent of the Corporation, or while serving as a director or officer of the Corporation, is or was serving or has agreed to serve at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, no indemnification shall be made in respect of any claim, issue or matter as to which Indemnitee shall have been adjudged to be liable to the Corporation unless, and only to the extent that, the Nevada courts or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, Indemnitee is fairly and reasonably entitled to indemnity for such expenses which the Nevada courts or such other court shall deem proper.

The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that he/she did not act in good faith and in a manner which Indemnitee reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that Indemnitee’s conduct was unlawful.

To the extent that indemnification for liabilities arising under the Securities Act may be permitted to directors, officers or persons controlling our company pursuant to the foregoing provisions, we have been informed that, in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable. If a claim for indemnification against such liabilities (other than the payment by us of expenses incurred or paid by a director, officer or controlling person of our company in the successful defense of any action, suit or proceeding) is asserted by any of our directors, officers or controlling persons in connection with the securities being registered, we will, unless in the opinion of our counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by us is against public policy as expressed in the Securities Act and will be governed by the final adjudication of that issue.

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EQUITY COMPENSATION PLAN INFORMATION

The following table summarizes the number of outstanding options and rights granted to our employees, consultants and directors, as well as the number of shares of common stock remaining available for future issuance, under our equity compensation plans as of August 31, 2019:

Plan Category	Number of securities to be issued upon exercise of outstanding options and rights (a)	Weighted-average exercise price of outstanding options and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders(1)	234,000	$3.88	141,000
Equity compensation plans not approved by security holders	—	—	—
Total	234,000	$3.88	141,000

____________

(1)	Consists of the 2018 Equity Incentive Plan.

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OTHER MATTERS

We know of no other matters to be submitted at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, it is the intention of the individuals we have designated as proxies to vote the shares that they represent on such matters in accordance with their judgment.

For further information about Artelo Biosciences, Inc., please refer to our Annual Report on Form 10-K and 10-K/A for the year ended August 31, 2019, filed with the SEC on November 25, 2019 and December 18, 2019, respectively. Our Annual Report on Form 10-K and 10-K/A are publicly available www.proxyvote.com, on the SEC’s website at www.sec.gov or on our website at www.artelobio.com under “Investor – SEC Filings.” You may also obtain a copy by sending a written request to Artelo Biosciences, Inc., Attn: Investor Relations, 888 Prospect Street, Suite 210, La Jolla, CA 92037.

By order of the Board of Directors,

Dated: May 8, 2020	By:	/s/ Gregory D. Gorgas
Gregory D. Gorgas
President and Chief Executive Officer

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ARTELO BIOSCIENCES, INC.

2018 EQUITY INCENTIVE PLAN

(as amended [_____], 2020)

1. Purposes of the Plan. The purposes of this Plan are:

•	to attract and retain the best available personnel for positions of substantial responsibility,

•	to provide additional incentive to Employees, Directors and Consultants, and

•	to promote the success of the Company’s business.

The Plan permits the grant of Incentive Stock Options, Nonstatutory Stock Options, Stock Appreciation Rights, Restricted Stock and Restricted Stock Units.

2. Definitions. As used herein, the following definitions will apply:

(a) “Administrator” means the Board or any of its Committees as will be administering the Plan, in accordance with Section 4 of the Plan.

(b) “Applicable Laws” means the legal and regulatory requirements relating to the administration of equity-based awards, including but not limited to, under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Awards are, or will be, granted under the Plan.

(c) “Award” means, individually or collectively, a grant under the Plan of Options, Stock Appreciation Rights, Restricted Stock, or Restricted Stock Units.

(d) “Award Agreement” means the written or electronic agreement setting forth the terms and provisions applicable to each Award granted under the Plan. The Award Agreement is subject to the terms and conditions of the Plan.

(e) “Board” means the Board of Directors of the Company.

(f) “Change in Control” means the occurrence of any of the following events:

(i) Change in Ownership of the Company. A change in the ownership of the Company which occurs on the date that any one person, or more than one person acting as a group (“Person”), acquires ownership of the stock of the Company that, together with the stock held by such Person, constitutes more than fifty percent (50%) of the total voting power of the stock of the Company; provided, however, that for purposes of this subsection, the acquisition of additional stock by any one Person, who is considered to own more than fifty percent (50%) of the total voting power of the stock of the Company will not be considered a Change in Control; provided, further, that any change in the ownership of the stock of the Company as a result of a private financing of the Company that is approved by the Board also will not be considered a Change in Control. Further, if the stockholders of the Company immediately before such change in ownership continue to retain immediately after the change in ownership, in substantially the same proportions as their ownership of shares of the Company’s voting stock immediately prior to the change in ownership, direct or indirect beneficial ownership of fifty percent (50%) or more of the total voting power of the stock of the Company or of the ultimate parent entity of the Company, such event shall not be considered a Change in Control under this subsection (i). For this purpose, indirect beneficial ownership shall include, without limitation, an interest resulting from ownership of the voting securities of one or more corporations or other business entities which own the Company, as the case may be, either directly or through one or more subsidiary corporations or other business entities; or

(ii) Change in Effective Control of the Company. If the Company has a class of securities registered pursuant to Section 12 of the Exchange Act, a change in the effective control of the Company which occurs on the date that a majority of members of the Board is replaced during any twelve (12) month period by Directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election. For purposes of this subsection (ii), if any Person is considered to be in effective control of the Company, the acquisition of additional control of the Company by the same Person will not be considered a Change in Control; or

(iii) Change in Ownership of a Substantial Portion of the Company’s Assets. A change in the ownership of a substantial portion of the Company’s assets which occurs on the date that any Person acquires (or has acquired during the twelve (12) month period ending on the date of the most recent acquisition by such person or persons) assets from the Company that have a total gross fair market value equal to or more than fifty percent (50%) of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions; provided, however, that for purposes of this subsection (iii), the following will not constitute a change in the ownership of a substantial portion of the Company’s assets: (A) a transfer to an entity that is controlled by the Company’s stockholders immediately after the transfer, or (B) a transfer of assets by the Company to: (1) a stockholder of the Company (immediately before the asset transfer) in exchange for or with respect to the Company’s stock, (2) an entity, fifty percent (50%) or more of the total value or voting power of which is owned, directly or indirectly, by the Company, (3) a Person, that owns, directly or indirectly, fifty percent (50%) or more of the total value or voting power of all the outstanding stock of the Company, or (4) an entity, at least fifty percent (50%) of the total value or voting power of which is owned, directly or indirectly, by a Person described in this subsection (iii)(B)(3). For purposes of this subsection (iii), gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

For purposes of this Section 2(f), persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction with the Company.

Notwithstanding the foregoing, a transaction will not be deemed a Change in Control unless the transaction qualifies as a change in control event within the meaning of Code Section 409A, as it has been and may be amended from time to time, and any proposed or final Treasury Regulations and Internal Revenue Service guidance that has been promulgated or may be promulgated thereunder from time to time.

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Further and for the avoidance of doubt, a transaction will not constitute a Change in Control if: (i) its sole purpose is to change the jurisdiction of the Company’s incorporation, or (ii) its sole purpose is to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction.

(g) “Code” means the Internal Revenue Code of 1986, as amended. Reference to a specific section of the Code or regulation thereunder shall include such section or regulation, any valid regulation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

(h) “Committee” means a committee of Directors or of other individuals satisfying Applicable Laws appointed by the Board, or by a duly authorized committee of the Board, in accordance with Section 4 hereof.

(i) “Common Stock” means the common stock of the Company.

(j) “Company” means Artelo Biosciences, Inc., a Nevada corporation, or any successor thereto.

(k) “Consultant” means any natural person, including an advisor, engaged by the Company or a Parent or Subsidiary to render bona fide services to such entity, provided the services (i) are not in connection with the offer or sale of securities in a capital-raising transaction, and (ii) do not directly promote or maintain a market for the Company’s securities, in each case, within the meaning of Form S-8 promulgated under the Securities Act, and provided further, that a Consultant will include only those persons to whom the issuance of Shares may be registered under Form S-8 promulgated under the Securities Act.

(l) “Director” means a member of the Board.

(m) “Disability” means total and permanent disability as defined in Code Section 22(e)(3), provided that in the case of Awards other than Incentive Stock Options, the Administrator in its discretion may determine whether a permanent and total disability exists in accordance with uniform and non-discriminatory standards adopted by the Administrator from time to time.

(n) “Employee” means any person, including officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. Neither service as a Director nor payment of a director’s fee by the Company will be sufficient to constitute “employment” by the Company.

(o) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

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(p) “Exchange Program” means a program under which (i) outstanding Awards are surrendered or cancelled in exchange for awards of the same type (which may have higher or lower exercise prices and different terms), awards of a different type, and/or cash, (ii) Participants would have the opportunity to transfer any outstanding Awards to a financial institution or other person or entity selected by the Administrator, and/or (iii) the exercise price of an outstanding Award is reduced or increased. The Administrator will determine the terms and conditions of any Exchange Program in its sole discretion.

(q) “Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

(i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq Global Select Market, the Nasdaq Global Market or the Nasdaq Capital Market of The Nasdaq Stock Market, its Fair Market Value will be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system on the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share will be the mean between the high bid and low asked prices for the Common Stock on the day of determination (or, if no bids and asks were reported on that date, as applicable, on the last trading date such bids and asks were reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

(iii) In the absence of an established market for the Common Stock, the Fair Market Value will be determined in good faith by the Administrator.

(r) “Incentive Stock Option” means an Option that by its terms qualifies and is otherwise intended to qualify as an incentive stock option within the meaning of Code Section 422 and the regulations promulgated thereunder.

(s) “Nonstatutory Stock Option” means an Option that by its terms does not qualify or is not intended to qualify as an Incentive Stock Option.

(t) “Option” means a stock option granted pursuant to the Plan.

(u) “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Code Section 424(e).

(v) “Participant” means the holder of an outstanding Award.

(w) “Period of Restriction” means the period during which the transfer of Shares of Restricted Stock are subject to restrictions and therefore, the Shares are subject to a substantial risk of forfeiture. Such restrictions may be based on the passage of time, the achievement of target levels of performance, or the occurrence of other events as determined by the Administrator.

(x) “Plan” means this 2018 Equity Incentive Plan, as amended.

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(y) “Restricted Stock” means Shares issued pursuant to an Award of Restricted Stock under Section 8 of the Plan, or issued pursuant to the early exercise of an Option.

(z) “Restricted Stock Unit” means a bookkeeping entry representing an amount equal to the Fair Market Value of one Share, granted pursuant to Section 9. Each Restricted Stock Unit represents an unfunded and unsecured obligation of the Company.

(aa) “Securities Act” means the Securities Act of 1933, as amended.

(bb) “Service Provider” means an Employee, Director or Consultant.

(cc) “Share” means a share of the Common Stock, as adjusted in accordance with Section 13 of the Plan.

(dd) “Stock Appreciation Right” means an Award, granted alone or in connection with an Option, that pursuant to Section 7 is designated as a Stock Appreciation Right.

(ee) “Subsidiary” means a “subsidiary corporation,” whether now or hereafter exist-ing, as defined in Code Section 424(f).

3. Stock Subject to the Plan.

(a) Stock Subject to the Plan. Subject to the provisions of Section 13 of the Plan and the automatic increase set forth in Section 3(b) of the Plan, the maximum aggregate number of Shares that may be subject to Awards and sold under the Plan is 800,000 Shares. The Shares may be authorized but unissued, or reacquired Common Stock.

(b) Automatic Share Reserve Increase. Subject to the provisions of Section 13 of the Plan, the number of Shares available for issuance under the Plan will be increased on the first day of each Fiscal Year beginning with the 2021 Fiscal Year, in an amount equal to the least of (i) 7,500,000 Shares, (ii) fifteen percent (15%) of the outstanding Shares on the last day of the immediately preceding Fiscal Year or (iii) such number of Shares determined by the Board.

(c) Lapsed Awards. If an Award expires or becomes unexercisable without having been exercised in full, is surrendered pursuant to an Exchange Program, or, with respect to Restricted Stock or Restricted Stock Units, is forfeited to or repurchased by the Company due to the failure to vest, the unpurchased Shares (or for Awards other than Options or Stock Appreciation Rights the forfeited or repurchased Shares) which were subject thereto will become available for future grant or sale under the Plan (unless the Plan has terminated). With respect to Stock Appreciation Rights, only Shares actually issued pursuant to a Stock Appreciation Right will cease to be available under the Plan; all remaining Shares under Stock Appreciation Rights will remain available for future grant or sale under the Plan (unless the Plan has terminated). Shares that have actually been issued under the Plan under any Award will not be returned to the Plan and will not become available for future distribution under the Plan; provided, however, that if Shares issued pursuant to Awards of Restricted Stock or Restricted Stock Units are repurchased by the Company or are forfeited to the Company due to the failure to vest, such Shares will become available for future grant under the Plan. Shares used to pay the exercise price of an Award or to satisfy the tax withholding obligations related to an Award will become available for future grant or sale under the Plan. To the extent an Award under the Plan is paid out in cash rather than Shares, such cash payment will not result in reducing the number of Shares available for issuance under the Plan. Notwithstanding the foregoing and, subject to adjustment as provided in Section 13, the maximum number of Shares that may be issued upon the exercise of Incentive Stock Options will equal the aggregate Share number stated in Section 3(a), plus, to the extent allowable under Code Section 422 and the Treasury Regulations promulgated thereunder, any Shares that become available for issuance under the Plan pursuant to Section 3(b) and 3(c).

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(d) Share Reserve. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as will be sufficient to satisfy the requirements of the Plan.

4. Administration of the Plan.

(a) Procedure.

(i) Multiple Administrative Bodies. Different Committees with respect to different groups of Service Providers may administer the Plan.

(ii) Other Administration. Other than as provided above, the Plan will be administered by (A) the Board or (B) a Committee, which Committee will be constituted to satisfy Applicable Laws.

(b) Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator will have the authority, in its discretion:

(i) to determine the Fair Market Value;

(ii) to select the Service Providers to whom Awards may be granted hereunder;

(iii) to determine the number of Shares to be covered by each Award granted hereunder;

(iv) to approve forms of Award Agreements for use under the Plan;

(v) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Awards may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Award or the Shares relating thereto, based in each case on such factors as the Administrator will determine;

(vi) to institute and determine the terms and conditions of an Exchange Program;

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(vii) to construe and interpret the terms of the Plan and Awards granted pursuant to the Plan;

(viii) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of satisfying applicable foreign laws or for qualifying for favorable tax treatment under applicable foreign laws;

(ix) to modify or amend each Award (subject to Section 18(c) of the Plan), including but not limited to the discretionary authority to extend the post-termination exercisability period of Awards; provided, however, that in no case will an Option or Stock Appreciation Right be extended beyond its original maximum term;

(x) to allow Participants to satisfy withholding tax obligations in a manner prescribed in Section 14;

(xi) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Administrator;

(xii) to temporarily suspend the exercisability of an Award if the Administrator deems such suspension to be necessary or appropriate for administrative purposes;

(xiii) to allow a Participant to defer the receipt of the payment of cash or the delivery of Shares that otherwise would be due to such Participant under an Award; and

(xiv) to make all other determinations deemed necessary or advisable for administering the Plan.

(c) Effect of Administrator’s Decision. The Administrator’s decisions, determinations and interpretations will be final and binding on all Participants and any other holders of Awards and will be given the maximum deference permitted by Applicable Laws.

5. Eligibility. Nonstatutory Stock Options, Stock Appreciation Rights, Restricted Stock, and Restricted Stock Units may be granted to Service Providers. Incentive Stock Options may be granted only to Employees.

6. Stock Options.

(a) Grant of Options. Subject to the terms and provisions of the Plan, the Administrator, at any time and from time to time, may grant Options in such amounts as the Administrator, in its sole discretion, will determine.

(b) Option Agreement. Each Award of an Option will be evidenced by an Award Agreement that will specify the exercise price, the term of the Option, the number of Shares subject to the Option, the exercise restrictions, if any, applicable to the Option, and such other terms and conditions as the Administrator, in its sole discretion, will determine.

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(c) Limitations. Each Option will be designated in the Award Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. Notwithstanding such designation, however, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds one hundred thousand dollars ($100,000), such Options will be treated as Nonstatutory Stock Options. For purposes of this Section 6(c), Incentive Stock Options will be taken into account in the order in which they were granted, the Fair Market Value of the Shares will be determined as of the time the Option with respect to such Shares is granted, and calculation will be performed in accordance with Code Section 422 and Treasury Regulations promulgated thereunder.

(d) Term of Option. The term of each Option will be stated in the Award Agreement; provided, however, that the term will be no more than ten (10) years from the date of grant thereof. In the case of an Incentive Stock Option granted to a Participant who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option will be five (5) years from the date of grant or such shorter term as may be provided in the Award Agreement.

(e) Option Exercise Price and Consideration.

(i) Exercise Price. The per Share exercise price for the Shares to be issued pursuant to the exercise of an Option will be determined by the Administrator, but will be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant. In addition, in the case of an Incentive Stock Option granted to an Employee who owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price will be no less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant. Notwithstanding the foregoing provisions of this Section 6(e)(i), Options may be granted with a per Share exercise price of less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant pursuant to a transaction described in, and in a manner consistent with, Code Section 424(a).

(ii) Waiting Period and Exercise Dates. At the time an Option is granted, the Administrator will fix the period within which the Option may be exercised and will determine any conditions that must be satisfied before the Option may be exercised.

(iii) Form of Consideration. The Administrator will determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator will determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of: (1) cash; (2) check; (3) promissory note, to the extent permitted by Applicable Laws, (4) other Shares, provided that such Shares have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option will be exercised and provided further that accepting such Shares will not result in any adverse accounting consequences to the Company, as the Administrator determines in its sole discretion; (5) consideration received by the Company under cashless exercise program (whether through a broker or otherwise) implemented by the Company in connection with the Plan; (6) by net exercise, (7) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws, or (8) any combination of the foregoing methods of payment. In making its determination as to the type of consideration to accept, the Administrator will consider if acceptance of such consideration may be reasonably expected to benefit the Company.

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(f) Exercise of Option.

(i) Procedure for Exercise; Rights as a Stockholder. Any Option granted hereunder will be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Award Agreement. An Option may not be exercised for a fraction of a Share.

An Option will be deemed exercised when the Company receives: (i) notice of exercise (in such form as the Administrator may specify from time to time) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised (together with applicable tax withholding). Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Award Agreement and the Plan. Shares issued upon exercise of an Option will be issued in the name of the Participant or, if requested by the Participant, in the name of the Participant and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder will exist with respect to the Shares subject to an Option, notwithstanding the exercise of the Option. The Company will issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 13 of the Plan.

Exercising an Option in any manner will decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

(ii) Termination of Relationship as a Service Provider. If a Participant ceases to be a Service Provider, other than upon the Participant’s termination as the result of the Participant’s death or Disability, the Participant may exercise his or her Option within thirty (30) days of termination, or such longer period of time as is specified in the Award Agreement (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement) to the extent that the Option is vested on the date of termination. Unless otherwise provided by the Administrator, if on the date of termination the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan. If after termination the Participant does not exercise his or her Option within the time specified by the Administrator, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

(iii) Disability of Participant. If a Participant ceases to be a Service Provider as a result of the Participant’s Disability, the Participant may exercise his or her Option within six (6) months of termination, or such longer period of time as is specified in the Award Agreement (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement) to the extent the Option is vested on the date of termination. Unless otherwise provided by the Administrator, if on the date of termination the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan. If after termination the Participant does not exercise his or her Option within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

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(iv) Death of Participant. If a Participant dies while a Service Provider, the Option may be exercised within six (6) months following the Participant’s death, or within such longer period of time as is specified in the Award Agreement (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement) to the extent that the Option is vested on the date of death, by the Participant’s designated beneficiary, provided such beneficiary has been designated prior to the Participant’s death in a form acceptable to the Administrator. If no such beneficiary has been designated by the Participant, then such Option may be exercised by the personal representative of the Participant’s estate or by the person(s) to whom the Option is transferred pursuant to the Participant’s will or in accordance with the laws of descent and distribution. Unless otherwise provided by the Administrator, if at the time of death Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will immediately revert to the Plan. If the Option is not so exercised within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

7. Stock Appreciation Rights.

(a) Grant of Stock Appreciation Rights. Subject to the terms and conditions of the Plan, a Stock Appreciation Right may be granted to Service Providers at any time and from time to time as will be determined by the Administrator, in its sole discretion.

(b) Number of Shares. The Administrator will have complete discretion to determine the number of Shares subject to any Award of Stock Appreciation Rights.

(c) Exercise Price and Other Terms. The per Share exercise price for the Shares that will determine the amount of the payment to be received upon exercise of a Stock Appreciation Right as set forth in Section 7(f) will be determined by the Administrator and will be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant. Otherwise, the Administrator, subject to the provisions of the Plan, will have complete discretion to determine the terms and conditions of Stock Appreciation Rights granted under the Plan.

(d) Stock Appreciation Right Agreement. Each Stock Appreciation Right grant will be evidenced by an Award Agreement that will specify the exercise price, the term of the Stock Appreciation Right, the conditions of exercise, and such other terms and conditions as the Administrator, in its sole discretion, will determine.

(e) Expiration of Stock Appreciation Rights. A Stock Appreciation Right granted under the Plan will expire upon the date determined by the Administrator, in its sole discretion, and set forth in the Award Agreement. Notwithstanding the foregoing, the rules of Section 6(d) relating to the maximum term and Section 6(f) relating to exercise also will apply to Stock Appreciation Rights.

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(f) Payment of Stock Appreciation Right Amount. Upon exercise of a Stock Appreciation Right, a Participant will be entitled to receive payment from the Company in an amount determined by multiplying:

(i) The difference between the Fair Market Value of a Share on the date of exercise over the exercise price; times

(ii) The number of Shares with respect to which the Stock Appreciation Right is exercised.

At the discretion of the Administrator, the payment upon Stock Appreciation Right exercise may be in cash, in Shares of equivalent value, or in some combination thereof.

8. Restricted Stock.

(a) Grant of Restricted Stock. Subject to the terms and provisions of the Plan, the Administrator, at any time and from time to time, may grant Shares of Restricted Stock to Service Providers in such amounts as the Administrator, in its sole discretion, will determine.

(b) Restricted Stock Agreement. Each Award of Restricted Stock will be evidenced by an Award Agreement that will specify the Period of Restriction, the number of Shares granted, and such other terms and conditions as the Administrator, in its sole discretion, will determine. Unless the Administrator determines otherwise, the Company as escrow agent will hold Shares of Restricted Stock until the restrictions on such Shares have lapsed.

(c) Transferability. Except as provided in this Section 8 or as the Administrator determines, Shares of Restricted Stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction.

(d) Other Restrictions. The Administrator, in its sole discretion, may impose such other restrictions on Shares of Restricted Stock as it may deem advisable or appropriate.

(e) Removal of Restrictions. Except as otherwise provided in this Section 8, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan will be released from escrow as soon as practicable after the last day of the Period of Restriction or at such other time as the Administrator may determine. The Administrator, in its discretion, may accelerate the time at which any restrictions will lapse or be removed.

(f) Voting Rights. During the Period of Restriction, Service Providers holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares, unless the Administrator determines otherwise.

(g) Dividends and Other Distributions. During the Period of Restriction, Service Providers holding Shares of Restricted Stock will be entitled to receive all dividends and other distributions paid with respect to such Shares, unless the Administrator provides otherwise. If any such dividends or distributions are paid in Shares, the Shares will be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid.

(h) Return of Restricted Stock to Company. On the date set forth in the Award Agreement, the Restricted Stock for which restrictions have not lapsed will revert to the Company and again will become available for grant under the Plan.

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9. Restricted Stock Units.

(a) Grant. Restricted Stock Units may be granted at any time and from time to time as determined by the Administrator. After the Administrator determines that it will grant Restricted Stock Units, it will advise the Participant in an Award Agreement of the terms, conditions, and restrictions related to the grant, including the number of Restricted Stock Units.

(b) Vesting Criteria and Other Terms. The Administrator will set vesting criteria in its discretion, which, depending on the extent to which the criteria are met, will determine the number of Restricted Stock Units that will be paid out to the Participant. The Administrator may set vesting criteria based upon the achievement of Company-wide, business unit, or individual goals (including, but not limited to, continued employment or service), or any other basis determined by the Administrator in its discretion.

(c) Earning Restricted Stock Units. Upon meeting the applicable vesting criteria, the Participant will be entitled to receive a payout as determined by the Administrator. Notwithstanding the foregoing, at any time after the grant of Restricted Stock Units, the Administrator, in its sole discretion, may reduce or waive any vesting criteria that must be met to receive a payout.

(d) Form and Timing of Payment. Payment of earned Restricted Stock Units will be made as soon as practicable after the date(s) determined by the Administrator and set forth in the Award Agreement. The Administrator, in its sole discretion, may settle earned Restricted Stock Units in cash, Shares, or a combination of both.

(e) Cancellation. On the date set forth in the Award Agreement, all unearned Restricted Stock Units will be forfeited to the Company.

10. Compliance With Code Section 409A. Awards will be designed and operated in such a manner that they are either exempt from the application of, or comply with, the requirements of Code Section 409A such that the grant, payment, settlement or deferral will not be subject to the additional tax or interest applicable under Code Section 409A, except as otherwise determined in the sole discretion of the Administrator. The Plan and each Award Agreement under the Plan is intended to meet the requirements of Code Section 409A and will be construed and interpreted in accordance with such intent, except as otherwise determined in the sole discretion of the Administrator. To the extent that an Award or payment, or the settlement or deferral thereof, is subject to Code Section 409A the Award will be granted, paid, settled or deferred in a manner that will meet the requirements of Code Section 409A, such that the grant, payment, settlement or deferral will not be subject to the additional tax or interest applicable under Code Section 409A. In no event will the Company have any obligation under the terms of this Plan to reimburse a Participant for any taxes or other costs that may be imposed on Participant as a result of Section 409A.

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11. Leaves of Absence/Transfer Between Locations. Unless the Administrator provides otherwise, vesting of Awards granted hereunder will be suspended during any unpaid leave of absence. A Participant will not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, or any Subsidiary. For purposes of Incentive Stock Options, no such leave may exceed three (3) months, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, then six (6) months following the first (1st) day of such leave, any Incentive Stock Option held by the Participant will cease to be treated as an Incentive Stock Option and will be treated for tax purposes as a Nonstatutory Stock Option.

12. Limited Transferability of Awards.

(a) Unless determined otherwise by the Administrator, Awards may not be sold, pledged, assigned, hypothecated, or otherwise transferred in any manner other than by will or by the laws of descent and distribution, and may be exercised, during the lifetime of the Participant, only by the Participant. If the Administrator makes an Award transferable, such Award may only be transferred (i) by will, (ii) by the laws of descent and distribution, or (iii) as permitted by Rule 701 of the Securities Act.

(b) Further, until the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, or after the Administrator determines that it is, will, or may no longer be relying upon the exemption from registration under the Exchange Act as set forth in Rule 12h-1(f) promulgated under the Exchange Act (the “Rule 12h-1(f) Exemption”), an Option, or prior to exercise, the Shares subject to the Option, may not be pledged, hypothecated or otherwise transferred or disposed of, in any manner, including by entering into any short position, any “put equivalent position” or any “call equivalent position” (as defined in Rule 16a-1(h) and Rule 16a-1(b) of the Exchange Act, respectively), other than to (i) persons who are “family members” (as defined in Rule 701(c)(3) of the Securities Act) through gifts or domestic relations orders, or (ii) to an executor or guardian of the Participant upon the death or disability of the Participant, in each case, to the extent required for continued reliance on the Rule 12h-1(f) Exemption. Notwithstanding the foregoing sentence, the Administrator, in its sole discretion, may determine to permit transfers to the Company or in connection with a Change in Control or other acquisition transactions involving the Company to the extent permitted by Rule 12h-1(f) or, if the Company is not relying on the Rule 12h-1(f) Exemption, to the extent permitted by the Plan.

13. Adjustments; Dissolution or Liquidation; Merger or Change in Control.

(a) Adjustments. In the event that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, or other change in the corporate structure of the Company affecting the Shares occurs, the Administrator, in order to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under the Plan, will adjust the number and class of shares of stock that may be delivered under the Plan and/or the number, class, and price of shares of stock covered by each outstanding Award. Further, the Administrator will make such adjustments to an Award as required by Section 25102(o) of the California Corporations Code to the extent the Company is relying upon the exemption afforded thereby with respect to the Award.

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(b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator will notify each Participant as soon as practicable prior to the effective date of such proposed transaction. To the extent it has not been previously exercised, an Award will terminate immediately prior to the consummation of such proposed action.

(c) Merger or Change in Control. In the event of a merger of the Company with or into another corporation or other entity or a Change in Control, each outstanding Award will be treated as the Administrator determines (subject to the provisions of the following paragraph) without a Participant’s consent, including, without limitation, that (i) Awards will be assumed, or substantially equivalent awards will be substituted, by the acquiring or succeeding corporation (or an affiliate thereof) with appropriate adjustments as to the number and kind of shares and prices; (ii) upon written notice to a Participant, that the Participant’s Awards will terminate upon or immediately prior to the consummation of such merger or Change in Control; (iii) outstanding Awards will vest and become exercisable, realizable, or payable, or restrictions applicable to an Award will lapse, in whole or in part prior to or upon consummation of such merger or Change in Control, and, to the extent the Administrator determines, terminate upon or immediately prior to the effectiveness of such merger or Change in Control; (iv) (A) the termination of an Award in exchange for an amount of cash and/or property, if any, equal to the amount that would have been attained upon the exercise of such Award or realization of the Participant’s rights as of the date of the occurrence of the transaction (and, for the avoidance of doubt, if as of the date of the occurrence of the transaction the Administrator determines in good faith that no amount would have been attained upon the exercise of such Award or realization of the Participant’s rights, then such Award may be terminated by the Company without payment), or (B) the replacement of such Award with other rights or property selected by the Administrator in its sole discretion; or (v) any combination of the foregoing. In taking any of the actions permitted under this subsection 13(c), the Administrator will not be obligated to treat all Awards, all Awards held by a Participant, or all Awards of the same type, similarly.

In the event that the successor corporation does not assume or substitute for the Award (or portion thereof), the Participant will fully vest in and have the right to exercise all of his or her outstanding Options and Stock Appreciation Rights, including Shares as to which such Awards would not otherwise be vested or exercisable, all restrictions on Restricted Stock and Restricted Stock Units will lapse, and, with respect to Awards with performance-based vesting, all performance goals or other vesting criteria will be deemed achieved at one hundred percent (100%) of target levels and all other terms and conditions met, in all cases, unless specifically provided otherwise under the applicable Award Agreement or other written agreement between the Participant and the Company or any of its Subsidiaries or Parents, as applicable. In addition, if an Option or Stock Appreciation Right is not assumed or substituted in the event of a merger or Change in Control, the Administrator will notify the Participant in writing or electronically that the Option or Stock Appreciation Right will be exercisable for a period of time determined by the Administrator in its sole discretion, and the Option or Stock Appreciation Right will terminate upon the expiration of such period.

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For the purposes of this subsection 13(c), an Award will be considered assumed if, following the merger or Change in Control, the Award confers the right to purchase or receive, for each Share subject to the Award immediately prior to the merger or Change in Control, the consideration (whether stock, cash, or other securities or property) received in the merger or Change in Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or Change in Control is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of an Option or Stock Appreciation Right or upon the payout of a Restricted Stock Unit, for each Share subject to such Award, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or Change in Control.

Notwithstanding anything in this Section 13(c) to the contrary, and unless otherwise provided in an Award Agreement or other written agreement between the Participant and the Company or any of its Subsidiaries or Parents, an Award that vests, is earned or paid-out upon the satisfaction of one or more performance goals will not be considered assumed if the Company or its successor modifies any of such performance goals without the Participant’s consent; provided, however, a modification to such performance goals only to reflect the successor corporation’s post-Change in Control corporate structure will not be deemed to invalidate an otherwise valid Award assumption.

Notwithstanding anything in this Section 13(c) to the contrary, if a payment under an Award Agreement is subject to Code Section 409A and if the change in control definition contained in the Award Agreement does not comply with the definition of “change of control” for purposes of a distribution under Code Section 409A, then any payment of an amount that is otherwise accelerated under this Section will be delayed until the earliest time that such payment would be permissible under Code Section 409A without triggering any penalties applicable under Code Section 409A.

14. Tax Withholding.

(a) Withholding Requirements. Prior to the delivery of any Shares or cash pursuant to an Award (or exercise thereof), the Company will have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, local, foreign or other taxes (including the Participant’s FICA obligation) required to be withheld with respect to such Award (or exercise thereof).

(b) Withholding Arrangements. The Administrator, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit a Participant to satisfy such tax withholding obligation, in whole or in part by such methods as the Administrator shall determine, including, without limitation, (i) paying cash, (ii) electing to have the Company withhold otherwise deliverable Shares having a fair market value equal to the minimum statutory amount required to be withheld or such greater amount as the Administrator may determine if such amount would not have adverse accounting consequences, as the Administrator determines in its sole discretion, (iii) delivering to the Company already-owned Shares having a fair market value equal to the statutory amount required to be withheld or such greater amount as the Administrator may determine, in each case, provided the delivery of such Shares will not result in any adverse accounting consequences, as the Administrator determines in its sole discretion, (iv) selling a sufficient number of Shares otherwise deliverable to the Participant through such means as the Administrator may determine in its sole discretion (whether through a broker or otherwise) equal to the amount required to be withheld, or (v) any combination of the foregoing methods of payment. The amount of the withholding requirement will be deemed to include any amount which the Administrator agrees may be withheld at the time the election is made, not to exceed the amount determined by using the maximum federal, state or local marginal income tax rates applicable to the Participant with respect to the Award on the date that the amount of tax to be withheld is to be determined. The fair market value of the Shares to be withheld or delivered will be determined as of the date that the taxes are required to be withheld.

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15. No Effect on Employment or Service. Neither the Plan nor any Award will confer upon a Participant any right with respect to continuing the Participant’s relationship as a Service Provider with the Company or its Subsidiaries or Parents, as applicable, nor will they interfere in any way with the Participant’s right or the right of the Company and its Subsidiaries or Parents, as applicable to terminate such relationship at any time, with or without cause, to the extent permitted by Applicable Laws.

16. Date of Grant. The date of grant of an Award will be, for all purposes, the date on which the Administrator makes the determination granting such Award, or such other later date as is determined by the Administrator. Notice of the determination will be provided to each Participant within a reasonable time after the date of such grant.

17. Term of Plan. Subject to Section 21 of the Plan, the Plan will become effective upon its adoption by the Board. Unless sooner terminated under Section 18, it will continue in effect for a term of ten (10) years from the later of (a) the effective date of the Plan, or (b) the earlier of the most recent Board or stockholder approval of an increase in the number of Shares reserved for issuance under the Plan.

18. Amendment and Termination of the Plan.

(a) Amendment and Termination. The Board may at any time amend, alter, suspend or terminate the Plan.

(b) Stockholder Approval. The Company will obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

(c) Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan will impair the rights of any Participant, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company. Termination of the Plan will not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.

19. Conditions Upon Issuance of Shares.

(a) Legal Compliance. Shares will not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such Shares will comply with Applicable Laws and will be further subject to the approval of counsel for the Company with respect to such compliance.

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(b) Investment Representations. As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

20. Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction or to complete or comply with the requirements of any registration or other qualification of the Shares under any state, federal or foreign law or under the rules and regulations of the Securities and Exchange Commission, the stock exchange on which Shares of the same class are then listed, or any other governmental or regulatory body, which authority, registration, qualification or rule compliance is deemed by the Company’s counsel to be necessary or advisable for the issuance and sale of any Shares hereunder, will relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority, registration, qualification or rule compliance will not have been obtained.

21. Stockholder Approval. The Plan will be subject to approval by the stockholders of the Company within twelve (12) months after the date the Plan is adopted by the Board. Such stockholder approval will be obtained in the manner and to the degree required under Applicable Laws.

22. Information to Participants. If and as required (i) pursuant to Rule 701 of the Securities Act, if the Company is relying on the exemption from registration provided pursuant to Rule 701 of the Securities Act with respect to the applicable Award, and/or (ii) pursuant to Rule 12h-1(f) of the Exchange Act, to the extent the Company is relying on the Rule 12h-1(f) Exemption, then during the period of reliance on the applicable exemption and in each case of (i) and (ii) until such time as the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, the Company shall provide to each Participant the information described in paragraphs (e)(3), (4), and (5) of Rule 701 under the Securities Act not less frequently than every six (6) months with the financial statements being not more than 180 days old and with such information provided either by physical or electronic delivery to the Participants or by written notice to the Participants of the availability of the information on an Internet site that may be password-protected and of any password needed to access the information. The Company may request that Participants agree to keep the information to be provided pursuant to this section confidential. If a Participant does not agree to keep the information to be provided pursuant to this section confidential, then the Company will not be required to provide the information unless otherwise required pursuant to Rule 12h-1(f)(1) under the Exchange Act (if the Company is relying on the Rule 12h-1(f) Exemption) or Rule 701 of the Securities Act (if the Company is relying on the exemption pursuant to Rule 701 of the Securities Act).

23. Forfeiture Events. The Administrator may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award will be subject to the reduction, cancellation, forfeiture, or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Notwithstanding any provisions to the contrary under this Plan, an Award shall be subject to the Company’s clawback policy as may be established and/or amended from time to time (the “Clawback Policy”). The Administrator may require a Participant to forfeit, return or reimburse the Company all or a portion of the Award and any amounts paid thereunder pursuant to the terms of the Clawback Policy or as necessary or appropriate to comply with Applicable Laws.

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Artelo BIOSCIENCES

BROADRIDGE CORPORATE ISSUER SOLUTIONS
C/O ARTELO BIOSCIENCES, INC.
888 PROSPECT STREET, SUITE 210
LA JOLLA, CA 92037

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on 06/18/2020. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE DURING THE ANNUAL MEETING - www.virtualshareholdermeeting.com/ARTL2020
Vote live via the Internet by following the instructions posted at the website above.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on 06/18/2020. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the following:

1. Election of Directors

Nominees	For	Against	Abstain
1a. Gregory D. Gorgas	☐	☐	☐
1b. Connie Matsui	☐	☐	☐
1c. Steven Kelly	☐	☐	☐
1d. John W. Beck	☐	☐	☐
1e. R. Martin Emanuele	☐	☐	☐
1f. Douglas Blayney	☐	☐	☐

The Board of Directors recommends you vote FOR proposals 2, 3 and 4.

	For	Against	Abstain
2. An Amendment to the Company's 2018 Equity Incentive Plan to Increase the Number of Shares by 425,000 Shares.	☐	☐	☐
3. An Amendment to the Company's 2018 Equity Incentive Plan to Add an "Evergreen" Provision.	☐	☐	☐
4. Ratification of the appointment of MaloneBailey LLP as the independent registered public accounting firm for fiscal year 2020.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

For address change/comments, mark here. ☐
(see reverse for instructions)

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

0000468110_1 R1.0.1.18

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement and Form 10-K are available at www.proxyvote.com

ARTELO BIOSCIENCES, INC.

Annual Meeting of Shareholders

June 19, 2020

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The shareholders hereby appoint Gregory D. Gorgas, as proxy, with the power to appoint his substitute, and hereby authorizes him to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of Artelo Biosciences, Inc. that the shareholders are entitled to vote at the Annual Meeting of Shareholders to be held at 8:00 a.m., Pacific Time on Friday, June 19, 2020, via internet webcast, and any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE SHAREHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS, FOR PROPOSALS 2, 3, AND 4. PLEASE MARK, SIGN, DATE AND RETURN.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE.

Address change/comments:

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side

0000468110_2 R1.0.1.18